--------------------------------------------------------------------------------
QUANTITATIVE GROUP of FUNDS

  ANNUAL
      REPORT

MARCH 31, 1998
--------------------------------------------------------------------------------

                                   U.S. EQUITY FUNDS

                                        Quantitative Small Cap Fund

                                        Quantitative Mid Cap Fund

                                        Quantitative Growth and Income Fund



                                   INTERNATIONAL EQUITY FUNDS

                                        Quantitative International Equity Fund

                                        Quantitative Emerging Markets Fund

                                  [LETTERHEAD]

                                   May 29, 1998

Dear Fellow Shareholder:

  I am pleased to provide you with the Annual Report of the Quantitative Group of Funds. The twelve month period from April of 1997 until the end of March 1998 has been a tremendous period for investors. As a group, your funds have performed remarkably well. In a microcosm, the events of this past year under-score the wisdom of long-term investing and the importance of diversification.

  Many of the concerns that were facing investors at the beginning of 1997 dis-sipated over the course of the next twelve months. In the domestic markets, while larger companies continued to be the strongest performers, both smaller and middle sized companies quickly rebounded from losses at the beginning of 1997, and rewarded investors for riding out the storm. Our large cap, mid cap, and small cap domestic funds generated phenomenal returns of 51.52%, 46.76%, and 37.79% over the twelve month period ended March 31, 1998.

  The path to these returns was not a straight line. Although the Dow Indus-trial Averages crossed the 9000 mark in April, 1998, its growth was severely stalled in October, 1997, when troubles in Southeast Asia caused the largest single day decline in the history of the Dow, and the market paused to assess the impact of the growing financial crises on the fortunes of domestic compa-nies. During this period, our own portfolio managers sat on the sidelines wait-ing for the market, and analysts in particular, to develop informed opinions about the impact of these events on individual companies.

  In the end, those funds most affected by troubles in Southeast Asia were our two international funds. Despite the difficulties in Southeast Asia, our inter-national fund generated a strong return, as a result of its significant posi-tions in larger, more mature foreign markets. Our emerging markets fund, howev-er, held positions in Malaysia, South Korea, and Thailand, and experienced losses for the twelve months as a result. Despite our disappointment with the losses encountered by the Fund, we are pleased that our diversified strategy within the emerging markets prevented the Fund from being affected to the same extent as many other emerging markets funds. Moreover, we know from history that the declines in a single market or region can be surmounted in a rela-tively short period of time.

  From an operational perspective, we have developed a new Web Site on the Internet that is designed to give our investors greater access to information about the Fund Group. On the site, you will find more current commentary about each of our funds, recent articles and press releases, and current net asset values and performance information. I hope that you will take a minute to visit the site at WWW.QUANTFUNDS.COM and share your views with us. Another small im-provement we recently made was to change the names of certain of our funds to more accurately reflect their investment objectives.

  I am pleased to announce that we have just opened a new international fund, Quantitative Foreign Value, managed by Bernard R. Horn, Jr. of Polaris Capital Management, Inc. Mr. Horn has achieved considerable success and peer recogni-tion in almost 20 years of experience in international investing. The fund will focus on both developed and emerging foreign markets. Further information can be obtained from the Fund's prospectus, available on our Web Site or by calling us at 800-331-1244.

  Finally, I want to share with you the perspectives of our portfolio managers on the broader trends for the upcoming year:

  Robert A. von Pentz, CFA (Quantitative Small Cap Fund, Quantitative Mid Cap
Fund): "While any signs of market weakness are likely to lead to periods favor-ing the large, liquid stocks, the outlook for small cap stocks is positive. The relative valuation of small caps is very good, particularly when one considers the expected earnings growth."

  "The outlook for mid cap stocks is very positive as well. The reduction in the capital gains tax rate and the negative implications of the strong dollar for larger multinational companies are beneficial to mid cap stocks."

  Steve Esielonis and Charles Babin, CFA (Quantitative Growth and Income Fund):
"With the onset of the financial debacle in Indonesia and surrounding coun-tries, investors have returned to large cap stocks, especially Blue Chip is-sues, as a safe haven. We expect that this trend will continue throughout 1998 as some small- and mid-sized company earnings are more heavily impacted by troubles in the Far East."

  Norman H. Meltz and David Umstead, CFA (Quantitative International Equity Fund and Quantitative Emerging Markets Fund): "Asian markets will most likely be hindered by the continuing difficulties in Japan. European markets continue to offer the most hope of the international markets for strong returns."

  "Restructuring and the rebound in Asia, however, offer an opportunity which occurs infrequently. Although interest in emerging markets has followed such market run-ups as occurred from 1988 to 1993, the best long-term investment op-portunity has occurred at times such as now, during a correction and restruc-turing."

  I appreciate the continued confidence that you have shown in us. We are available at any time to answer questions and provide assistance.

                                   Sincerely,

                                   /s/ Willard L. Umphrey

                                   Willard L. Umphrey
                                   Chairman

Lyle H. Davis, who co-managed both our Quantitative International Equity Fund and our Quantitative Emerging Markets Fund died suddenly in April. Lyle was re-garded as one of the deans of the investment management community and a pioneer in the application of quantitative techniques to select foreign stocks. He served as President and CEO of Boston International Advisors, the firm he founded in 1986, which recently became Independence International Associates. All who knew Lyle greatly respected his professionalism and quiet demeanor. We will miss the opportunity to share his wisdom and his friendship.

QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------
 INVESTMENT PROFILE All Data as of March 31, 1998


---------------------
INVESTMENT COMMENTARY
---------------------

     While investor interest in small caps waxed and waned over the past year based primarily on factors other than the companies themselves, such as concern over potential interest rate hikes and the Asian crisis, the Fund continued to pursue its course of investing in small cap companies. This adversely affected the Fund's performance during the periods when the largest stocks in the Russell 2000 substantially outperformed the smallest stocks. However, this enabled the Fund to acquire stocks that were sound fundamentally at depressed prices and reap the benefits when investors began again to value companies on the basis of their merits rather than unfounded fears.

     The Fund's performance for the period is attributable 63% to stock selection and 37% to sector allocation. A number of the Fund's most profitable stocks were in the consumer cyclical and financial sectors. The consumer stocks included Furniture Brands (furniture manufacturer), Ross Stores (apparel retailer) and ShowBiz Pizza Time (owners of the Chuck E. Cheese chain, among others). These stocks benefited from a pent-up consumer demand for goods such as clothing and furniture driven by the strong economy. The best performing financial stocks included savings and loans Fremont General, Astoria Financial, and Golden State Bancorp, along with Ocwen Financial (financial services). The savings and loans had increased earnings from mortgage loans, due to a healthy housing market.

     In addition to the specific stocks, the Fund's overweights in the consumer cyclical and financial sectors added to the Fund's performance. Underweighting utilities and basic materials also added value. The Fund's long standing energy overweight adversely affected returns during the third and fourth quarters of the fiscal year.

     The relative valuation of small caps is very positive, particularly when one considers the expected earnings growth. While the S&P 500 is trading at a forward multiple over two times expected earnings growth, the Russell 2000 trades at a multiple equal to its growth rate.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                                        1Q98           One Year       Five Years       Since Inception
--------------------------------------------------------------------------------------------------------------------------
      Quantitative Small Cap                             11.68%           36.41%          19.32%         24.23% (8/3/92)
      Russell 2000 Index                                 10.06%           42.01%          19.11%         19.09%
      Lipper Small Cap Funds Average                     10.90%           43.54%          18.51%


-----------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE SMALL CAP ORDINARY SHARES VS. RUSSELL 2000
-----------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

QUANTATIVE SMALL CAP
--------------------

           Small Cap      Russell 2000
           ---------      ------------
           $10,000        $10,000
           $10,220        $10,230
1993       $12,870        $11,760
           $14,120        $12,260
           $14,850        $12,530
           $16,790        $13,620
1994       $16,590        $13,980
           $16,630        $13,610
           $15,300        $13,080
           $17,210        $13,990
1995       $17,300        $13,720
           $18,330        $14,360
           $19,860        $15,700
           $23,413        $17,253
1996       $23,118        $17,627
           $24,614        $18,533
           $26,935        $19,460
           $28,592        $19,526
1997       $28,800        $20,541
           $25,039        $19,479
           $29,497        $21,996
           $33,576        $25,269
1998       $30,872        $24,422
           $34,133        $26,879


----------------
FUND INFORMATION
----------------

Ticker Symbol                  USBNX (ordinary)
                               QBNAX (institutional)
Number of Companies            72
Median Market Cap              $737 million
Price to Book                  3.6
Price to Earnings              23.1
Assets Under Management        $73 million


* The Russell 2000 Index is an unmanaged index comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper returns are based on the Lipper Small Cap Funds Average, as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effect of a 1% deferred sales charge. Excluding the effect of the 1% redemption fee for ordinary shares, the returns would have been 37.79%, 19.56%, and 24.45%, for the one year, five year, and inception periods, respectively. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the Fund are available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year, five year and since inception (1/6/93) returns for Institutional Shares are 38.44%, 20.17% and 21.35% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------
 INVESTMENT PROFILE All Data as of March 31, 1998


[PICTURE OF ROBERT
VON PENTZ APPEARS HERE]

Robert von Pentz


THE QUANTITATIVE SMALL CAP FUND (formerly Quantitative Numeric Fund) is a small company fund that seeks investment opportunities among companies with less than one billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Stocks of smaller companies generally are more volatile than larger companies, but also offer the opportunity for greater price appreciation. The Quantitative Small Cap Fund may not be appropriate for every investor.

INVESTMENT PROCESS The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

BUY AND SELL DISCIPLINE The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate or its market capitalization increases above one-and-a-half billion dollars.

MANAGEMENT The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, flyfishing and gardening.


------------------
 TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)
------------------

Avis Rent A Car, Inc.           Mail-Well, Inc.
Consolidated Graphics, Inc.     Michaels Stores, Inc.
Fremont General Corp.           Orthodontic Centers of America
Henry (Jack) & Associates       Ross Stores, Inc.
Lightbridge, Inc.               Superior Services, Inc.

-----------------
SECTOR ALLOCATION
-----------------

                           [PIE CHART APPEARS HERE]

------------------------------------
 Energy                          6%
------------------------------------
 Consumer Cyclical              16%
------------------------------------
 Capital Goods                   8%
------------------------------------
 Health Care                    17%
------------------------------------
 Basic Materials                 2%
------------------------------------
 Cash                            1%
------------------------------------
 Technology                     11%
------------------------------------
 Utilities                       8%
------------------------------------
 Financials                     18%
------------------------------------
 Consumer Services               7%
------------------------------------
 Consumer Staples                6%
------------------------------------

QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------
 INVESTMENT PROFILE All Data as of March 31, 1998


---------------------
INVESTMENT COMMENTARY
---------------------

     During a twelve month period in which investors allowed outside factors, such as concerns over interest rates and the Asian economic crisis, to distract them from a company's fundamentals, the Fund continued to remain fully invested in mid cap stocks. When the market was depressed, the Fund's investment model targeted smaller mid cap stocks, which still retained attractive valuations and had higher earnings growth expectations than those for larger stocks. When the market refocused on the positive attributes of the smaller mid cap stocks, the Fund's model again added value.

     Stock selection and sector allocation had an equal impact on performance. The Fund focused on extremely attractive valuations and continued positive earnings trends in the technology, financials, and energy sectors. These sectors had suffered the most during the sell-off, despite numerous companies with attractive growth rates. Some of the Fund's best-performing holdings were financial stocks Ahmanson, Dime Bancorp and Old Republic, all savings and loans which saw increased mortgage loan business from an improved housing market, and consumer cyclical stocks Costco (retail warehouse), Ross Stores (apparel retailer), and TJX (discount apparel retailer, including Marshalls and TJ Maxx chains). Costco and TJX in particular benefited from well-executed expansion plans increasing revenues for the period.

     The outlook for mid cap stocks is very positive. While all asset classes experienced negative estimate revisions during the third fiscal quarter, mid caps fared the best, with the lowest percentage of downside revisions. When fiscal fourth quarter earnings are reported, mid caps are expected to deliver the strongest growth. The relative valuation of the asset class is attractive, trading at a discount price/earnings multiple to large stocks despite expected earnings growth over 10% greater than the S&P 500. The reduction in the capital gains tax rate and the negative implications of the strong dollar for larger multinational companies are also beneficial to mid cap stocks.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                                                  1Q98              One Year           Since Inception
-------------------------------------------------------------------------------------------------------------------------
      Quantitative Mid Cap                                         11.91%              46.76%           32.02% (3/21/95)
      S&P 400 Index                                                11.02%              49.03%           28.67%
      Lipper Mid Cap Funds Average                                 12.05%              43.06%

-----------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE MID CAP ORDINARY SHARES VS. S&P 400
-----------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

QUANTITATIVE MID CAP
--------------------

             Mid Cap        S&P 400
             -------        -------
1995         $10,000        $10,000
             $10,120        $10,132
             $11,120        $11,016
             $12,270        $12,091
1996         $12,665        $12,262
             $13,460        $13,018
             $14,204        $13,393
             $14,826        $13,783
1997         $16,141        $14,618
             $15,812        $14,400
             $18,201        $16,517
             $21,671        $19,173
1998         $20,762        $19,332
             $23,234        $21,462

----------------
FUND INFORMATION
----------------

Ticker Symbol                  QNIIX (ordinary)
                               QNIAX (Institutional)
Number of Companies            51
Median Market Cap              $3.3 billion
Price to Book                  4.3
Price to Earnings              21.3
Assets Under Management        $16 million


The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Lipper Mid Cap Funds Average, comprised of mutual funds with medium cap investment objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of .25bp. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee. The one year and since inception (4/17/95) returns for Institutional Shares are 47.01% and 31.86% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------
 INVESTMENT PROFILE All Data as of March 31, 1998


[PICTURE OF ROBERT
VON PENTZ APPEARS HERE]

Robert von Pentz

THE QUANTITATIVE MID CAP FUND (formerly Quantitative Numeric II) seeks investment opportunities among companies with from one to five billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and can produce higher sales and earnings growth rates than larger, more established companies.

INVESTMENT PROCESS The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

BUY AND SELL DISCIPLINE The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed when a company's rankings deteriorate or its market capitalization increases above five billion dollars.

MANAGEMENT The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, flyfishing and gardening.



------------------
 TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)
------------------

Ace Limited                   LCI International Inc.
Allied Waste Inds., Inc.      Miller (Herman), Inc.
Capital One Finl. Corp.       Montana Power Co.
Compuware Corp.               OfficeMax, Inc.
Dime Bancorp, Inc.            Quorum Health Group, Inc.


-----------------
SECTOR ALLOCATION
-----------------

------------------------------------
 Basic Materials                 3%
------------------------------------
 Health Care                     8%
------------------------------------
 Consumer Cyclicals             19%
------------------------------------
 Financials                     18%
------------------------------------
 Consumer Services               6%
------------------------------------
 Capital Goods                   6%
------------------------------------
 Cash                            3%
------------------------------------
 Energy                          7%
------------------------------------
 Utilities                       8%
------------------------------------
 Technology                     13%
------------------------------------
 Consumer Staples                8%
------------------------------------

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------

 INVESTMENT PROFILE All Data as of March 31, 1998

--------------------------------------------------------------------------------
INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

      The Fund's experience with one of the better performing sectors during the period, technology, demonstrates the benefits of the quantitative method. Despite a generally stellar year for technology stocks, the sector dropped dramatically in the last three months of 1997 as investors worried about the impact of the financial crisis in the Far East. We held our positions because the impact on U.S. technology companies' earnings was at that point unquantifiable. Many of those issues hardest hit have since moved higher and in cases like Compuware, have eclipsed their previous highs. Another benefit to shareholders of our holding on to the technology stocks was avoiding generating more realized gains, which would have resulted in larger taxable distributions. This was also factored into our decision making process.

     Our sector selection model, introduced roughly a year and a half ago, continues to add value to the Fund. Some of the sectors we anticipate will perform well over the next six months are consumer finance, electronic semiconductors, and long distance telecommunications.

     Large cap stocks, as a whole, once again provided investors with higher returns than their smaller cap relatives. We expect that investors will continue to turn to large cap stocks, especially Blue Chip issues throughout 1998 as small and mid sized company earnings are more heavily impacted by troubles in the Far East.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                            1Q98         One Year        Five Years       Ten Years      Since Inception
--------------------------------------------------------------------------------------------------------------------------------
      Quantitative Growth & Income           12.95%         50.01%           19.87%          17.75%        17.09% (5/9/85)
      S&P 500 Index                          13.95%         48.00%           22.40%          18.94%        18.56%
      Lipper Growth & Income Funds Average   11.62%         40.15%           19.18%          16.37%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE GROWTH AND INCOME ORDINARY SHARES
VS. S&P 500
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

QUANTITATIVE GROWTH AND INCOME
------------------------------

            OGI          S&P 500
            ---          -------
            $10,000      $10,000
            $9,660       $10,490
1986        $11,190      $12,130
            $12,820      $13,810
            $13,430      $14,630
            $13,010      $13,610
1987        $13,360      $14,370
            $15,780      $17,440
            $16,350      $18,320
            $17,380      $19,520
1988        $13,560      $15,120
            $14,920      $15,980
            $15,690      $17,050
            $15,540      $17,110
1989        $15,860      $17,630
            $17,370      $18,880
            $18,880      $20,540
            $21,760      $22,740
1990        $21,760      $23,210
            $20,990      $22,510
            $22,570      $23,930
            $19,660      $20,640
1991        $21,510      $22,490
            $24,750      $25,760
            $24,240      $25,700
            $25,740      $27,050
1992        $27,530      $29,310
            $27,160      $28,580
            $26,860      $29,120
            $27,640      $30,040
1993        $29,270      $31,540
            $30,900      $32,920
            $31,220      $33,080
            $32,260      $33,930
1994        $32,750      $34,780
            $31,370      $33,400
            $31,210      $33,540
            $32,470      $35,180
1995        $32,534      $35,180
            $35,370      $38,600
            $38,178      $42,290
            $40,809      $45,650
1996        $41,692      $48,398
            $43,211      $50,997
            $44,961      $53,287
            $45,910      $54,934
1997        $50,037      $59,510
            $50,973      $60,706
            $60,821      $71,311
            $69,864      $76,645
1998        $68,384      $78,846
            $76,467      $89,845

--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                  USBOX (ordinary)
                               QGIAX (institutional)
Number of Companies            103
Average Market Cap             $41.8 billion
Price to Book                  4.2
Price to Earnings              19.0
Assets Under Management        $70 million


The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Growth & Income Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of
 .50bp., and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been 51.52%, 20.11%, 17.87% and 17.18%, for the one year, five year, ten year and inception periods, respectively. The value of $10,000 chart reflects the effects of the redemption fee. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year, five year and since inception (3/25/91) returns for Institutional Shares are 52.18%, 20.70% and 18.41% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 1998


THE QUANTITATIVE GROWTH & INCOME FUND, created in 1985, seeks long-term growth of capital by investing primarily in the common stock of larger, more stable companies. The Fund is designed to be a core United States common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Quantitative Growth & Income Fund employs a conservative equity investment strategy that makes it well suited for longer term investors seeking a domestic stock fund for retirement or college planning.

INVESTMENT PROCESS The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

BUY AND SELL DISCIPLINE Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends, and asset values, which are compared to the current price of the stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

MANAGEMENT The Quantitative Growth & Income Fund has been managed continuously since inception by a team of analysts and portfolio managers at State Street Global Advisors located in Boston, Massachusetts. The team at State Street responsible for the day-to-day management of the portfolio includes Steven M. Esielonis and Charles Babin, CFA.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

(Each generally no more than 2-3% of the Fund.)


AT & T                                    Exxon
Compaq Computer                           Ford Motor
Compuware                                 General Electric
Dayton Hudson                             Merck
Dell Computer                             Schering-Plough

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]
Consumer Staples 7%

Transportation 1%

Utilities 2%

Financials 16%

Consumer Cyclicals 14%

Health Care 9%

Capital Goods 6%

Communication Services 7%

Basic Materials 6%

Energy 7%

Technology 24%

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 1998

--------------------------------------------------------------------------------
INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

     Foreign market returns over the past year have varied dramatically. In Europe, every one of the developed country equity markets delivered positive returns, and all but one of those exceeded 20%. Italy, Spain, and Switzerland with 83%, 76% and 52% returns, respectively, all performed exceptionally. In all three of these countries improving economies and the anticipation of the benefits from the European common currency contributed to the increase in stock prices. In contrast to the buoyant European markets, the Pacific equity markets all declined with the exception of Australia, which was flat. The problems in the Pacific region started last summer with the precipitous fall of the Thai bhat and spilled over into the other southeast Asia currencies and equity markets. As is often the case, investor reaction was extreme. In spite of the turmoil in the Pacific region the Fund returned 14.9% for the quarter due to its broad diversification across European and Latin American countries -- more than offsetting the declines in the Pacific.

     While the stocks held by the Fund added 1.7% of return versus EAFE, country allocation caused the Fund to under-perform EAFE. The Fund's investments in the emerging markets, which are intended to provide additional diversification, were the major cause of the under-performance. In February 1998, we also implemented our country ranking models for the developed markets which also combine the same two elements we use to select individual stocks, attractive valuations and improving fundamentals. Foreign currency exposure cost the Fund about 3% in return over the past year.

     Most investment analysts predict slower economic growth over the next year. Asian markets will most likely be hindered by the continuing difficulties in Japan. European markets continue to offer the most hope of the international markets for strong returns. However, even if the returns settle at more modest levels, we believe that developed markets continue to offer an important opportunity to diversify an investment portfolio.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                           1Q98         One Year        Five Years      Ten Years      Since Inception
---------------------------------------------------------------------------------------------------------------------------
      Quantitative International Equity     14.88%         11.82%            9.78%          5.30%        4.35% (7/31/87)
      MSCI EAFE Index                       14.73%         18.63%           11.93%          6.20%        7.37%
      Lipper International Funds Average    14.67%         19.45%           13.45%         10.46%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE INTERNATIONAL EQUITY ("QIE")
ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date                    EAFE                    Int. Equity
----                    ----                    -----------
                       10,000                     10,000
                        9,840                      9,750
1988                    8,800                      8,680
                       10,140                      9,390
                        9,700                      9,700
                        9,760                      9,890
1989                   11,290                     11,200
                       11,320                     11,070
                       10,620                     10,970
                       11,940                     12,780
1990                   12,480                     13,130
                       10,010                     12,120
                       10,970                     12,690
                        8,640                      9,630
1991                    9,560                      9,420
                       10,270                     10,090
                        9,710                      9,540
                       10,540                     10,230
1992                   10,710                     10,370
                        9,440                      9,710
                        9,640                      9,950
                        9,790                      9,250
1993                    9,410                      8,950
                       10,540                      9,880
                       11,600                     10,500
                       12,370                     11,440
1994                   12,480                     11,850
                       12,910                     12,709
                       13,570                     13,333
                       13,584                     13,333
1995                   13,446                     12,920
                       13,696                     12,718
                       13,797                     12,984
                       14,376                     12,959
1996                   14,960                     13,226
                       15,392                     13,426
                       15,636                     13,665
                       15,617                     13,527
1997                   15,879                     13,927
                       15,635                     14,080
                       18,140                     15,405
                       18,015                     15,791
1998                   18,608                     13,844
                       21,349                     15,745


--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                  USBFX (ordinary)
                               QIEAX (institutional)
Number of Companies            118
Median Market Cap              $12.6 billion
Price to Book                  2.56
Price to Earnings              17.4
Assets Under Management        $34 million


The Morgan Stanley Capital International Europe, Australia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. The Lipper results are based on the International Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results.This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been -12.95%, 10.00%, 5.41%, and 4.44%, for the one year, five year, ten year, and inception periods, respectively. The Value of $10,000 chart reflects the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (8/25/94) returns for Institutional Shares are 13.50% and 4.80% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 1998


THE QUANTITATIVE INTERNATIONAL EQUITY FUND, created in 1987, provides investors with the opportunity to participate in the growth potential of companies located in developed foreign countries. By investing in ten or more developed foreign countries, the Fund attempts to take advantage of broad international economic trends. Importantly, while the Fund's performance is affected by global and international trends, its returns historically have not been highly correlated to those of the United States' stock markets. Thus, adding the Fund to your portfolio may provide diversification that can reduce your overall risk. However, there are some special risks associated with foreign investing (e.g. currency-exchange fluctuation). Thus, the Fund is designed as a long-term investment and may not be suitable for each investor.

INVESTMENT PROCESS The Fund generally owns stocks of over 100 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australia and Far East (EAFE) Index. In addition, the Fund also may invest a portion of its assets in emerging markets, such as Argentina and Turkey. This diversification within the Fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, like Japan, reduce the effect that the performance of any single foreign country can have on the Fund's return.

BUY AND SELL DISCIPLINE The investment process for the Quantitative International Equity Fund relies upon sophisticated quantitative computer models. The Fund utilizes proprietary investment models developed for each individual country. Generally, the Fund searches for stocks with strong value characteristics (e.g., low price relative to book value or earnings), with the expectation that they will outperform growth stocks (e.g., high earnings growth rates) in most markets. In some countries, however, the Fund's models may emphasize growth characteristics, if these factors have been the predominate predictor of share appreciation in that market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

MANAGEMENT Since its inception, the Quantitative International Equity Fund has been managed by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Fund are Norman H. Meltz, and David A. Umstead, Ph.D., CFA.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------
(Each generally no more than 2-3% of the Fund.)


Anglian Water                   Nokia
CRH                             Schweizerische-Bankgesellschaf
Elf Aquitaine                   Skandia-Forsakring
Kerry Group                     UPM-Kymmene
KLM                             Wharf Holdings


--------------------------------------------------------------------------------
COUNTRY ALLOCATION
*Australia, Austria, Belgium, Denmark, Germany, Italy, Norway, Singapore,
  Spain, Sweden.
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Cash 2%

France 6%

Hong Kong 5%

Netherlands 6%

Emerging Markets 15%

Others* (3% or less) 17%

United Kingdom 10%

Japan 13%

Ireland 7%

Finland 7%

Malaysia 4%

Switzerland 8%

QUANTITATIVE EMERGING MARKETS FUND
----------------------------------

INVESTMENT PROFILE All Data as of March 31, 1998

---------------------
INVESTMENT COMMENTARY
---------------------

     The most significant factors impacting returns in emerging markets were the crisis in Asia and the ability of European and Latin American emerging markets to withstand the effects of that crisis. In the last six months of 1997, Asian markets lost half their value, reflecting concern for currency values and debt levels. As rescue plans were negotiated, Korea, Thailand, Malaysia and the Philippines rebounded partially in the first quarter of 1998. India and Taiwan managed to hold near to their early 1997 values.

     In stark contrast, Latin America continued on a path of lower inflation and far lower debt levels than in Asia, and positive equity returns, despite some volatility and interest rate blips. This continuing recovery from the currency crisis of 1994 offset the performance of Asian markets, and lends support to expectations of restructuring in Asia. Emerging markets in Europe and the Middle East were little affected by the crisis and posted moderate gains.

     The Fund held a representative basket of stocks in 19 markets during this fiscal year, and thus achieved a return similar to the IFCI index. Since the basket tracked the index within each country, the country returns were more significant factors than individual stock returns. The Fund's overall return is remarkable for the counterbalance provided by the Latin American and European markets given the extent to which Asian markets fell and rebounded.

     The Fund is now incorporating a stock selection strategy based upon research completed during the past year. The strategy involves selecting stocks having higher value relative to forecast earnings, growth, and asset values within each market. This strategy is similar to those used with success in developed markets, but subject to the availability of forecasts within emerging markets.

     The volatility of the past year is not unexpected in emerging markets, but rather is a trade-off for the higher growth potential. Expected growth of earnings from analyst forecasts is 24% for emerging markets over the next fiscal year, compared to 15% for the U.S., and 13% for other developed markets.

Note: we have changed our benchmark to the Morgan Stanley EMG Free Index, an emerging markets index that provides a better comparison to the Fund.


------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE                                                1Q98               One Year            Since Inception
------------------------------------------------------------------------------------------------------------------------------
       Quantitative Emerging Markets                              0.39%               -17.50%           -6.60% (10/3/94)
       MS EMG Index                                               6.13%               -13.67%           -6.13%
       Lipper Emerging Mkts Funds Average                         4.96%               -6.26%

------------------------------------------------------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE EMERGING MARKETS ORDINARY SHARES VS. IFCI AND MS EMG
------------------------------------------------------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


Date             Emerging Mkt.          IFCI            MSEMG
----             -------------          ----            -----
                    $10,000           $10,000          $10,000
                    $ 8,213           $ 8,299          $ 8,558
1995                $ 7,469           $ 7,091          $ 7,496
                    $ 8,222           $ 7,708          $ 8,267
                    $ 8,047           $ 7,675          $ 8,210
1996                $ 8,026           $ 7,605          $ 8,095
                    $ 8,656           $ 8,185          $ 8,595
                    $ 9,059           $ 8,740          $ 8,946
                    $ 8,759           $ 8,548          $ 8,616
1997                $ 8,728           $ 8,526          $ 8,563
                    $ 9,544           $ 9,338          $ 9,283
                    $10,196           $ 9,901          $10,067
                    $ 9,558           $ 9,010          $ 9,159
1998                $ 7,924           $ 7,267          $ 7,551
                    $ 7,875           $ 7,726          $ 8,014


----------------
FUND INFORMATION
----------------

Ticker Symbol               QFFOX (ordinary)
                            QEMAX (institutional)
Number of Companies         139
Assets Under Management     $10.0 million


The IFCI Index is published by the International Finance Corporation, a member of the World Bank. The Morgan Stanley EMG Index is published by Morgan Stanley. Both are widely recognized as representatives of the general market for emerging markets. The Lipper results are based on the Lipper Emerging Markets Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are equally weighted, comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the average annual returns of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp, and include the effects of a 1% deferred sales charge. Excluding the effect of the 1% redemption fee for ordinary shares, the returns would have been -16.67% and -6.33%, for the one year and inception periods, respectively. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (4/2/96) returns for Institutional Shares are -16.29% and -4.25% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE EMERGING MARKETS FUND
----------------------------------

INVESTMENT PROFILE All Data as of March 31, 1998


THE QUANTITATIVE EMERGING MARKETS FUND (formerly Quantitative Foreign Frontier
Fund) is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East, and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s and 90s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

INVESTMENT PROCESS Rapid economic and political changes in emerging markets have generated investment returns that are impressive over multi-year periods. Annual returns for individual emerging markets, however, have been far more volatile and unpredictable than those of the United States and other developed countries. In fact, it is not uncommon for individual markets to gain significant amounts one year and lose large sums the next. To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at all times in eight or more countries.

BUY AND SELL DISCIPLINE At least two, and generally three, broad geographic regions, such as Latin America, Asia, and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets. Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. The Fund has recently supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

MANAGEMENT The Quantitative Emerging Markets Fund has been managed continuously by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Emerging Markets Fund are Norman H. Meltz, and David A. Umstead, Ph.D., CFA.

SPECIAL CONSIDERATIONS The Quantitative Emerging Markets Fund was created specifically for long-term investors who are willing to accept greater risk, including losses, in the pursuit of higher returns. Although the Fund offers many investors an excellent opportunity to diversify their existing domestic and international portfolios, it also may be more volatile than other funds and presents special risks, like political uncertainty and currency exchange fluctuation, and therefore may not be suitable for every investor.



----------------
TOP TEN HOLDINGS (Each generally no more than 2-3% of the Fund.)
----------------

BCOCom Portugues                 Telefonica de Argentina

BCOEspir Santo                   Telefonica del Peru

Hellenic Bottling                Telefonos de Mexico

MSCI Taiwan Opal B               Turkiye Is Bankasi

Portugal Telecom                 YPF Sociedad Anonima


--------------------------------------------------------------------------------
COUNTRY ALLOCATION                                * China, Hungary, Philippines.
--------------------------------------------------------------------------------

South Africa 5%                                                  Argentina 8%

Mexico 9%                                                           Brazil 8%

Other* (4% or less) 10%                                           Malaysia 4%
                           [PIE GRAPH APPEARS HERE]
Chile 6%                                                              Cash 5%

India 5%                                                            Turkey 6%

Peru 6%                                                          Portugal 10%

Greece 9%                                                           Taiwan 9%

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--99.4%

                                                   Shares     Value
APPAREL & TEXILES--.8%
 Tropical Sportswear International Corporation (a)  43,085 $   608,576
                                                           -----------
AUTOMOBILES--1.9%
 Avis Rent-A-Car Inc. (a)                           42,560   1,380,540
                                                           -----------
BANKS--6.3%
 Coast Federal Litigation Trust (a)                 19,060     309,725
 Golden State Bancorp Inc. (a)                      30,655   1,170,638
 Independence Community Bank Corporation (a)        31,840     569,140
 PFF Bancorp Inc. (a)                               45,120     930,600
 Richmond County Financial Corporation              53,355   1,023,749
 WestAmerica Bancorporation                         15,540     518,647
                                                           -----------
                                                             4,522,499
                                                           -----------
BUILDING CONSTRUCTION--1.7%
 McDermott (J. Ray) S.A. (a)                        28,600   1,204,775
                                                           -----------
BUSINESS SERVICES--3.3%
 American Capital Strategies Ltd.                   43,710     967,084
 Henry Jack & Associates Inc.                       38,600   1,389,600
                                                           -----------
                                                             2,356,684
                                                           -----------
CHEMICALS--2.5%
 Calgon Carbon Corporation                          69,085     807,431
 Mississippi Chemical Corporation                   48,150     966,009
                                                           -----------
                                                             1,773,440
                                                           -----------
COMPUTERS & BUSINESS EQUIPMENT--1.2%
 Xircom Inc. (a)                                    63,190     872,812
                                                           -----------
DRUGS & HEALTH CARE--15.2%
 Coventry Corporation (a)                           72,730   1,168,226
 Curative Health Services Inc. (a)                  35,855   1,194,420
 Monarch Dental Corporation (a)                     64,430   1,103,364
 Orthodontic Centers of America Inc. (a)            60,280   1,307,322
 Priority Healthcare Corporation (a)                41,980     750,392
 PSS World Medical Inc. (a)                         49,845   1,171,358
 Quorum Health Group Inc. (a)                       37,370   1,256,566
 Steris Corporation (a)                             21,325   1,151,550
 Sunrise Assisted Living Inc. (a)                   25,815   1,155,221
 VISX Inc. (a)                                      28,520     713,000
                                                           -----------
                                                            10,971,419
                                                           -----------
ELECTRICAL EQUIPMENT--2.8%
 AFC Cable Systems Inc. (a)                         28,085   1,091,804
 Watsco Inc.                                        34,615     930,278
                                                           -----------
                                                             2,022,082
                                                           -----------
ELECTRONICS--2.6%
 ATMI Inc. (a)                                      29,605     895,551
 Gentex Corporation (a)
  (with rights exp. 8/26/01)                        28,400     963,825
                                                           -----------
                                                             1,859,376
                                                           -----------
FINANCIAL SERVICES--1.0%
 Ocwen Financial Corporation (a)                    26,455     734,126
                                                           -----------

                                                            Shares     Value
FOOD & BEVERAGES--5.6%
 Earthgrains Company                                         22,970 $ 1,014,987
 Flowers Industries Inc.                                     41,655     976,289
 International Home Foods Inc. (a)                           24,155     803,154
 Ralcorp Holdings Inc. (a)                                   59,980   1,244,585
                                                                    -----------
                                                                      4,039,015
                                                                    -----------
HOTELS & RESTAURANTS--1.6%
 Showbiz Pizza Time Inc. (a)                                 33,475   1,115,136
                                                                    -----------
HOUSEHOLD APPLIANCES & FURNISHINGS--1.7%
 Furniture Brands International Inc. (a)                     38,675   1,244,852
                                                                    -----------
INSURANCE--8.0%
 ESG Real Estate Ltd.                                        44,400   1,154,400
 Fremont General Corporation                                 23,185   1,363,568
 Mutual Risk Management Ltd.                                 28,190     954,936
 NAC Real Estate Corporation                                 21,100   1,106,431
 Reliance Group Holdings Inc.                                61,570   1,177,526
                                                                    -----------
                                                                      5,756,861
                                                                    -----------
LEISURE TIME--0.9%
 Championship Auto Racing Team (a)                           35,750     661,375
                                                                    -----------
MISCELLANEOUS--1.5%
 United Rentals Inc. (a)                                     42,515   1,105,390
                                                                    -----------
OFFICE FURNISHINGS & SUPPLIES--1.5%
 United Stationers Inc. (a)                                  17,575   1,086,355
                                                                    -----------
PETROLEUM SERVICES--3.9%
 Friede Goldman International Inc.                           22,525     650,409
 Pride International Inc. (a)                                46,485   1,109,829
 Veritas DGC Inc. (a)                                        20,970   1,060,296
                                                                    -----------
                                                                      2,820,534
                                                                    -----------
POLLUTION CONTROL--3.9%
 MPW Industrial Services Group Inc. (a)                      50,035     544,131
 Philip Services Corporation (a)                             80,105     836,096
 Superior Services Inc. (a)                                  45,695   1,425,113
                                                                    -----------
                                                                      2,805,340
                                                                    -----------
PUBLISHING--3.8%
 Consolidated Graphics Inc. (a)                              24,705   1,429,802
 Mail-Well Inc. (a)                                          34,555   1,308,771
                                                                    -----------
                                                                      2,738,573
                                                                    -----------
REAL ESTATE--8.3%
 Boston Properties Inc.                                      31,745   1,117,027
 Capital Automotive Real Estate Investment Trust (a)         18,935     357,398
 Entertainment Properties Trust                              62,510   1,226,759
 FelCor Suite Hotels Inc.                                    28,680   1,062,952
 Imperial Credit Commercial Mortgage Investment Corporation  65,575     983,625
 Kilroy Realty Corporation                                   42,470   1,213,049
                                                                    -----------
                                                                      5,960,810
                                                                    -----------

--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE SMALL CAP FUND--CONTINUED
-------------------------------------------------------------------------------

COMMON STOCK--Continued

                                     Shares     Value
RETAIL TRADE--6.6%
 Dress Barn, The (a)                  29,965 $   861,494
 Michaels Stores Inc. (a)             35,280   1,318,590
 Ross Stores Inc.                     30,709   1,355,035
 Sunglass Hut International Inc. (a) 118,630   1,245,615
                                             -----------
                                               4,780,734
                                             -----------
SAVINGS & LOAN--1.6%
 Ahmanson (H.F.) & Company                 0          22
 Astoria Financial Corporation        18,680   1,154,658
                                             -----------
                                               1,154,680
                                             -----------
SOFTWARE--4.1%
 Arbor Software Corporation (a)       23,595   1,088,319
 Rational Software Corporation (a)    71,275     926,575
 Wind River Systems Inc. (a)          23,025     915,244
                                             -----------
                                               2,930,138
                                             -----------
TELECOMMUNICATION SERVICES--1.9%
 Lightbridge Inc. (a)                 75,935   1,371,576
                                             -----------
TELEPHONE--0.3%
 Tel-Save Holdings Inc. (a)           10,000     227,500
                                             -----------
TIRES & RUBBER--1.7%
 Safeskin Corporation (a)             17,010   1,256,614
                                             -----------
TRUCKING & FREIGHT FORWARDING--3.2%
 CNF Transportation Inc.              14,965     537,805
 Fritz Company Inc. (a)               43,870     696,436
 Roadway Express Inc.                 44,200   1,085,662
                                             -----------
                                               2,319,903
                                             -----------
 TOTAL COMMON STOCK
  (Cost $59,414,856)                         $71,681,715
                                             ===========

SHORT TERM INVESTMENTS--0.6%

                                                         Par Value    Value
 State Street Repo 4.25%, 4/1/98, (Cost $402,000) (Dated
  3/31/98), Collaterlized by $405,000 U.S. Treasury Bond
  5.875%, 4/30/98, Market Value $414,988, Repurchase
  Proceeds $402,047.                                     $402,000  $    402,000
                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $402,000)                                                  $    402,000
                                                                   ------------
 TOTAL INVESMENTS--100%
  (Cost $59,816,856) (b)                                           $ 72,083,715
                                                                   ============

(a) Non-income producing security.
(b) At March 31, 1998, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $60,106,555 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $13,959,090
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,981,930)
                                                                -----------
   Net unrealized appreciation                                  $11,977,160
                                                                ===========

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--95.0%

                                        Shares    Value
AEROSPACE--3.7%
 Sundstrand Corporation                  5,335 $   322,767
 Thiokol Corporation                     6,320     305,335
                                               -----------
                                                   628,102
                                               -----------
ALUMINUM--1.4%
 Reynolds Metals Company                 3,815     234,384
                                               -----------
APPAREL & TEXTILES--3.7%
 Tommy Hilfiger Corporation (a)          5,210     312,926
 Intimate Brands Inc.                   11,345     307,024
                                               -----------
                                                   619,950
                                               -----------
AUTOMOBILES--1.8%
 Lear Corporation (a)                    5,365     302,452
                                               -----------
BANKS--3.9%
 Dime Bancorp Inc.                      12,175     366,011
 Golden State Bancorp Inc. (a)           7,500     286,406
                                               -----------
                                                   652,417
                                               -----------
BUSINESS SERVICES--1.8%
 AccuStaff Inc. (a)                      8,675     299,287
                                               -----------
COMPUTERS & BUSINESS EQUIPMENT--3.6%
 Ingram Micro Inc. (a)                   8,660     321,502
 Tandy Corporation                       5,860     275,420
                                               -----------
                                                   596,922
                                               -----------
DRUGS & HEALTH CARE--9.5%
 General Nutrition Companies Inc. (a)    8,305     330,124
 McKesson Corporation                    5,405     312,139
 Quorum Health Group Inc. (a)           10,237     344,219
 Total Renal Care Holdings Inc. (a)      8,741     291,185
 Watson Pharmaceuticals Inc. (a)         8,775     315,900
                                               -----------
                                                 1,593,567
                                               -----------
ELECTRIC UTILITIES--2.1%
 Montana Power Company                   9,735     351,068
                                               -----------
ELECTRONICS--3.4%
 Advanced Fibre Communications (a)       8,540     310,642
 National Semiconductor Corporation (a) 12,425     260,148
                                               -----------
                                                   570,790
                                               -----------
FINANCIAL SERVICES--3.8%
 Capital One Financial Corporation       4,615     364,008
 SLM Holding Corporation                 6,145     268,076
                                               -----------
                                                   632,084
                                               -----------
FOOD & BEVERAGES--6.8%
 Dean Foods Company                      5,410     272,191
 Dole Food Inc.                          5,815     281,301
 Flowers Industries Inc.                11,890     278,672
 Interstate Bakeries Corporation         9,435     304,868
                                               -----------
                                                 1,137,032
                                               -----------
GAS & PIPELINE UTILITIES--1.7%
 Washington Gas Light Company           10,160     278,130
                                               -----------

                                        Shares    Value
INSURANCE--9.5%
 Ace Limited                             9,465 $   356,712
 Lincoln National Corporation            3,605     305,974
 MGIC Investment Corporation             4,790     314,643
 Ohio Casualty Corporation               6,390     306,720
 Old Republic International Corporation  6,975     309,080
                                               -----------
                                                 1,593,129
                                               -----------
OFFICE FURNISHINGS & SUPPLIES--4.3%
 Miller Herman Inc.                     10,720     359,455
 OfficeMax Inc. (a)                     20,080     358,930
                                               -----------
                                                   718,385
                                               -----------
PAPER--1.5%
 Union Camp Corporation                  4,150     247,962
                                               -----------
PETROLEUM SERVICES--7.3%
 Ensco International Inc.               10,930     303,308
 EVI Inc.                                6,930     320,946
 Global Marine Inc. (a)                 13,320     329,670
 R & B Falcon Corporation (a)            9,375     277,734
                                               -----------
                                                 1,231,658
                                               -----------
POLLUTION CONTROL--2.1%
 Allied Waste Industries Inc. (a)       13,850     345,817
                                               -----------
PUBLISHING--1.8%
 Times Mirror Company                    4,895     310,221
                                               -----------
RETAIL TRADE--5.6%
 Consolidated Stores Corporation (a)     7,590     325,896
 Ross Stores Inc.                        6,720     296,520
 TJX Companies Inc.                      7,100     321,275
                                               -----------
                                                   943,691
                                               -----------
SOFTWARE--5.9%
 Compuware Corporation (a)               6,960     343,650
 Intuit (a)                              6,575     318,066
 Sterling Commerce Inc. (a)              7,040     326,480
                                               -----------
                                                   988,196
                                               -----------
TELECOMMUNICATION SERVICES--3.8%
 CIENA Corporation (a)                   7,195     306,687
 Valassis Communications Inc. (a)        7,930     325,130
                                               -----------
                                                   631,817
                                               -----------
TELEPHONE--4.0%
 EXCEL Communications Inc. (a)          14,305     337,062
 LCI International Inc. (a)              8,800     338,800
                                               -----------
                                                   675,862
                                               -----------
TRUCKING & FREIGHT FORWARDING--2.0%
 CNF Transportation Inc.                 9,205     330,805
                                               -----------
 TOTAL COMMON STOCK
  (Cost $12,937,633)                           $15,913,728
                                               ===========

--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE MID CAP FUND--CONTINUED
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--5.0%

                                                          Par Value    Value
 State Street Repo 4.25%, 4/1/98, (Cost $831,000) (Dated
  3/31/98), Collateralized by $830,000 U.S. Treasury Bond
  5.875%, 4/30/98, Market Value $850,469, Repurchase
  Proceeds $831,098.                                      $831,000  $   831,000
                                                                    -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $831,000)                                                   $   831,000
                                                                    ===========
 TOTAL INVESTMENTS--100%
  (Cost $13,768,633) (b)                                            $16,744,728
                                                                    ===========

(a) Non-income producing security.
(b) At March 31, 1998, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $13,771,669 were as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost                $3,136,691
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value                  (163,632)
                                                                   ----------
   Net unrealized appreciation                                     $2,973,059
                                                                   ==========

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCK--100.0%

                                       Shares    Value
AEROSPACE--3.1%
 General Dynamics Corporation           8,600 $   740,675
 Northrop Grumman Corporation           5,600     601,650
 Sundstrand Corporation                13,200     798,600
                                              -----------
                                                2,140,925
                                              -----------
APPAREL & TEXTILES--0.5%
 V.F. Corporation                       6,800     357,425
                                              -----------
AUTO PARTS--1.3%
 Dana Corporation                      14,700     855,356
                                              -----------
AUTOMOBILES--2.7%
 Chrysler Corporation                   9,100     378,219
 Ford Motor Company                    23,100   1,497,169
                                              -----------
                                                1,875,388
                                              -----------
BANKS--7.9%
 AmSouth Bancorporation                 6,450     380,953
 BankAmerica Corporation               13,800   1,140,225
 Bankers Trust NY Corporation           7,500     902,344
 Comerica Inc.                          9,200     973,475
 First Union Corporation                6,100     346,175
 Mercantile Bankshares Corporation     16,150     584,428
 National City Corporation              1,200      87,975
 Republic NY Corporation                2,500     333,437
 SouthTrust Corporation                16,200     678,375
                                              -----------
                                                5,427,387
                                              -----------
BUSINESS SERVICES--1.3%
 Cognizant Corporation                  1,800     103,275
 Comdisco Inc.                         18,500     807,062
                                              -----------
                                                  910,337
                                              -----------
CHEMICALS--2.3%
 Dow Chemical Company                   3,400     330,650
 Goodrich B.F. Company                 14,000     714,875
 Olin Corporation                      11,000     516,312
                                              -----------
                                                1,561,837
                                              -----------
COMPUTERS & BUSINESS EQUIPMENT--9.5%
 Bay Networks Inc. (a)                 16,300     442,138
 Cisco Systems Inc. (a)                 7,800     533,325
 Compaq Computer Corporation           47,500   1,229,062
 Dell Computer Corporation (a)         28,000   1,897,000
 Pitney Bowes Inc.                     13,200     662,475
 Unisys Corporation (a)                35,600     676,400
 Xerox Corporation                      9,900   1,053,731
                                              -----------
                                                6,494,131
                                              -----------
CONSTRUCTION & MINING EQUIPMENT--2.2%
 Case Corporation                       9,600     654,000
 Caterpillar Inc.                      16,000     881,000
                                              -----------
                                                1,535,000
                                              -----------
CONSTRUCTION MATERIALS--0.4%
 USG Corporation (a)                    4,400     238,425
                                              -----------
COSMETICS & TOILETRIES--1.1%
 Avon Products Inc.                     9,300     725,400
                                              -----------

                                       Shares    Value
DOMESTIC OIL--1.6%
 Amerada Hess Corporation               3,900 $   227,419
 Murphy Oil Corporation                 6,600     330,825
 Phillips Petroleum Company            10,100     504,369
                                              -----------
                                                1,062,613
                                              -----------
DRUGS & HEALTH CARE--8.7%
 Baxter International Inc.             10,200     562,275
 Biogen Inc. (a)                        3,200     154,200
 Bristol-Myers Squibb Company           8,400     876,225
 Merck & Company Inc.                  13,200   1,694,550
 Mylan Laboratories Inc.               30,200     694,600
 Schering-Plough Corporation           24,200   1,976,838
                                              -----------
                                                5,958,688
                                              -----------
ELECTRIC UTILITIES--1.6%
 DTE Energy Company                    10,100     397,056
 Long Island Lighting Company          12,800     403,200
 Rochester Gas & Electric Corporation   9,900     321,750
                                              -----------
                                                1,122,006
                                              -----------
ELECTRICAL EQUIPMENT--3.2%
 General Electric Company              18,200   1,568,612
 Johnson Controls Inc.                 10,600     643,288
                                              -----------
                                                2,211,900
                                              -----------
ELECTRONICS--8.5%
 Eaton Corporation                      4,200     399,788
 General Instrument Corporation (a)    36,000     753,750
 Harris Corporation                     8,800     458,700
 Intel Corporation                     13,000   1,014,813
 Lexmark International Group Inc. (a)  15,600     703,950
 Linear Technology Corporation         11,100     765,900
 Lucent Technologies Inc.               3,844     491,552
 SCI Systems Inc. (a)                  19,200     684,000
 Tektronix Inc.                         2,500     111,562
 Tellabs Inc. (a)                       5,800     389,325
                                              -----------
                                                5,773,340
                                              -----------
FINANCIAL SERVICES--1.8%
 Federal National Mortgage Association 12,000     759,000
 SLM Holding Corporation               10,150     442,794
                                              -----------
                                                1,201,794
                                              -----------
FOOD & BEVERAGES--3.4%
 Coca-Cola Company                      8,500     658,219
 Heinz H.J. Company                    14,000     817,250
 Interstate Bakeries Corporation       12,000     387,750
 McCormick & Company Inc.              15,100     486,975
                                              -----------
                                                2,350,194
                                              -----------
GAS & PIPELINE UTILITIES--0.5%
 National Fuel Gas Company (N.J.)       6,700     314,900
                                              -----------
INDUSTRIAL MACHINERY--0.4%
 Parker Hannifin Corporation            5,000     256,250
                                              -----------

--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE GROWTH AND INCOME FUND--CONTINUED
-------------------------------------------------------------------------------

COMMON STOCK--Continued

                                      Shares    Value
INSURANCE--4.0%
 AMBAC Financial Group Inc.            6,200 $   362,312
 Conseco Inc.                         16,000     906,000
 Everest Reinsurance Holdings         14,800     608,650
 Marsh & McLennan Companies Inc.       9,500     829,469
                                             -----------
                                               2,706,431
                                             -----------
INTERNATIONAL OIL--5.5%
 Amoco Corporation                     3,200     276,400
 Chevron Corporation                   8,600     690,687
 Exxon Corporation                    17,300   1,169,913
 Mobil Corporation                    12,200     934,825
 Texaco Inc.                          11,400     686,850
                                             -----------
                                               3,758,675
                                             -----------
INVESTMENT COMPANIES--0.8%
 Bear Stearns Companies Inc.          10,962     563,173
                                             -----------
NEWSPAPERS--1.4%
 Gannett Inc.                         13,000     934,375
                                             -----------
PAPER--1.1%
 Consolidated Papers Inc.             10,500     672,000
 Sonoco Products Company               2,200      88,137
                                             -----------
                                                 760,137
                                             -----------
PETROLEUM SERVICES--1.5%
 Lyondell Petrochemical Company       19,100     650,594
 Rowan Companies Inc. (a)             12,500     362,500
                                             -----------
                                               1,013,094
                                             -----------
PUBLISHING--1.0%
 Dun & Bradstreet Corporation          4,200     143,587
 McGraw Hill Companies Inc.            7,100     540,044
                                             -----------
                                                 683,631
                                             -----------
RAILROADS & EQUIPMENT--0.9%
 CSX Corporation                       4,400     261,800
 Trinity Inds Inc.                     6,500     356,687
                                             -----------
                                                 618,487
                                             -----------
RETAIL TRADE--7.6%
 Dayton Hudson Corporation            17,000   1,496,000
 Federated Department Stores Inc. (a)  1,700      88,081
 Home Depot Inc.                      15,000   1,011,563
 May Department Stores Company        10,400     660,400
 Supervalu Inc.                       16,900     787,962
 TJX Companies Inc.                   15,600     705,900
 Tiffany & Company                     9,300     452,794
                                             -----------
                                               5,202,700
                                             -----------
SOFTWARE--5.0%
 Autodesk Inc.                        16,600     715,875
 Compuware Corporation (a)            37,600   1,856,500
 Microsoft Corporation (a)             9,400     841,300
                                             -----------
                                               3,413,675
                                             -----------
STEEL--1.0%
 USX--U.S. Steel Group                18,100     683,275
                                             -----------

                                  Shares    Value
TELEPHONE--7.0%
 AT & T Corporation               18,400 $ 1,207,500
 Ameritech Corporation            16,200     800,888
 Bell Atlantic Corporation         8,500     871,250
 GTE Corporation                  13,100     784,362
 U.S. West Inc.                   20,000   1,095,000
                                         -----------
                                           4,759,000
                                         -----------
TOBACCO--1.2%
 Philip Morris Companies Inc.      2,200      91,712
 RJR Nabisco Holdings Corporation  3,000      93,938
 UST Inc.                         12,200     393,450
 Universal Corporation VA          5,800     255,563
                                         -----------
                                             834,663
                                         -----------
 TOTAL COMMON STOCK
  (Cost $46,710,340) (b)                 $68,304,612
                                         ===========

(a) Non-income producing security.
(b) At March 31, 1998, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $46,710,340 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $21,812,823
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value             (218,551)
                                                                -----------
   Net unrealized appreciation                                  $21,594,272
                                                                ===========

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

COMMON STOCK--97.4%
                                               Shares     Value
ARGENTINA--1.7%
 Perez Companc SA, Class B (d)                  11,968 $   162,075
 Telefonica De Argentina SA, Class B (d)         2,700     102,769
 YPF Sociedad Anonima, Class D (d)               9,100     309,400
                                                       -----------
                                                           574,244
                                                       -----------
AUSTRALIA--0.4%
 Westpac Banking Corporation (f)                20,500     137,588
                                                       -----------
AUSTRIA--1.1%
 Austria Mikros System                              20       1,264
 Mayr Melnhof Karto                              5,450     376,986
                                                       -----------
                                                           378,250
                                                       -----------
BELGIUM--0.5%
 Electrabel (f)                                    625     159,240
                                                       -----------
BRAZIL--1.3%
 Aracruz Celulose SA (d)                         4,550      68,250
 Centrais Eletricas Brasileiras (d)              2,900      67,587
 Companhia Cerveja Ria Brahma                    4,400      68,200
 Companhia Siderurgica Nacional (d)              2,100      62,240
 Petrobras Distribuidora                         3,000      26,438
 Telecomunicacoes Brasileiras (d)                1,240     160,968
                                                       -----------
                                                           453,683
                                                       -----------
CHILE--1.3%
 Chilectra SA (d)                                1,250      33,720
 Compania Cervecerias Unidas SA (d)              1,600      48,400
 Compania De Telecom De Chile (d)                3,100      85,444
 Embotelladora Andina SA, Class A (d)            1,000      23,000
 Embotelladora Andina SA, Class B (d)            1,000      20,000
 Empresa Nacional De Electricia (d)              4,100      78,925
 Enersis SA (d)                                  2,400      75,750
 Sociedad Quimica Minera De Chile, Class B (d)     600      26,400
 Vina Concha Y Toro SA (d)                       1,200      39,300
                                                       -----------
                                                           430,939
                                                       -----------
CHINA--0.8%
 Guangshen Railway Ltd. (d)                      7,400      87,875
 Jilin Chemical Industrial Ltd., Class H (d)     7,200      85,950
 Shanghai Chlor-Alkali Chem Ltd. (d)            41,900      73,325
 Shanghai Petrochemical Corporation              1,800      27,788
                                                       -----------
                                                           274,938
                                                       -----------
DENMARK--1.6%
 Bang & Olufsen Holding, Class B                   600      37,873
 Novo-Nordisk AS, Class B (f)                    2,950     502,142
                                                       -----------
                                                           540,015
                                                       -----------
FINLAND--6.8%
 Kesko OYJ                                      17,700     286,974
 Metra OYJ ABP, Class B                          2,300      56,141
 Nokia (AB) OY, Class K                          8,500     914,408
 Stockmann AB (OY), Class B                        600      48,426
 Upm-Kymmene OY                                 39,000     993,639
                                                       -----------
                                                         2,299,588
                                                       -----------

                                          Shares     Value
FRANCE--5.6%
 AXA-UAP                                    3,250 $   334,657
 Compagnie Financiere De Paribas, Class A   2,700     273,229
 Elf Aquitaine                              8,400   1,100,857
 Promodes                                     350     168,281
                                                  -----------
                                                    1,877,024
                                                  -----------
GERMANY--2.5%
 Bayerische Hypoth-Und Wechel Bank (f)     12,710     694,122
 Bayerische Vereinsbank AG (f)              2,200     160,593
                                                  -----------
                                                      854,715
                                                  -----------
HONG KONG--4.7%
 Kumagai Gumi Hong Kong                   336,000     213,569
 New World Development Company             51,000     180,020
 Shangri-La Asia Ltd.                     164,000     140,753
 Swire Pacific, Class A                    24,000     126,996
 Wharf (Holdings)                         473,000     927,894
                                                  -----------
                                                    1,589,232
                                                  -----------
INDIA--1.2%
 Bajaj Auto (e)                             3,300      60,555
 Grasim Industries (e)                      2,700      20,588
 Grasim Industries Ltd. (b) (e)             4,100      31,263
 Gujarat Ambuja Cements (e)                11,200      72,800
 Hindalco Industries Ltd. (b) (e)           2,600      44,122
 Indian Hotels Company Ltd. (e)             3,800      63,650
 Reliance Industries (e)                    9,600      79,200
 Steel Authority of India (e)               4,500      17,096
 Tata Engineering & Locomotive (e)          4,100      30,416
                                                  -----------
                                                      419,690
                                                  -----------
IRELAND--7.2%
 Allied Irish Banks                         7,600      93,252
 CRH                                       65,300     981,354
 Irish Life                                47,700     435,557
 Kerry Group, Class A                      69,300     922,820
                                                  -----------
                                                    2,432,983
                                                  -----------
ITALY--2.9%
 Burgo (Cartiere) Spa (f)                  68,600     609,636
 Sirti Spa (f)                             52,200     358,228
                                                  -----------
                                                      967,864
                                                  -----------
JAPAN--12.8%
 Casio Computer Company (f)                58,000     500,169
 Chichibu Onoda Cement (f)                214,000     378,718
 Chugai Pharmaceutical Company             97,000     632,822
 Fujitsu (f)                               24,000     250,159
 Hitachi                                   49,000     356,417
 Kansai Electric Power (f)                  7,000     117,581
 Mitsubishi Chemical (f)                   86,000     157,999
 Mitsubishi Corporation                    45,000     367,815
 Nippon Oil Company (f)                    43,000     150,583
 Osaka Gas Company                         55,000     120,843
 Sekisui House                             31,000     253,384
 Tokio Marine & Fire Insurance             16,000     178,771
 Tokyo Electric Power                      29,000     548,011
 Toyobo Company (f)                       149,000     224,581
 Yokogawa Electric                         17,000     101,728
                                                  -----------
                                                    4,339,581
                                                  -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--Continued

                                                            Shares     Value
MALAYSIA--3.7%
 Golden Hope Plantations                                    148,000 $   187,033
 Malaysia International Shipping                            451,000     867,308
 Perusahaan Otomobil Nasional                               107,000     186,662
                                                                    -----------
                                                                      1,241,003
                                                                    -----------
MEXICO--2.0%
 Kimberly Clark De Mexico SA, Class A (d)                    12,200     315,104
 Telefonos De Mexico SA, Class L (d)                          4,900     276,238
 Vitro Sociedad Anonima (d)                                   7,400      88,800
                                                                    -----------
                                                                        680,142
                                                                    -----------
NETHERLANDS--6.1%
 Getronics NV                                                 3,550     152,408
 ING Groep NV                                                 3,800     215,638
 KLM                                                         22,250     890,128
 Koninklijke Hoogovens NV                                     5,250     253,849
 Kon PTT Nederland                                            6,050     313,426
 Philips Electronic                                           1,900     139,445
 Unilever NV                                                  1,600     107,910
                                                                    -----------
                                                                      2,072,804
                                                                    -----------
NEW ZEALAND--2.1%
 Fletcher Challenge Ltd.                                    201,500     694,078
                                                                    -----------
NORWAY--3.1%
 NCL Holdings AS (a)                                        160,480     728,278
 Norske Skogsindust, Class A                                  9,710     312,022
                                                                    -----------
                                                                      1,040,300
                                                                    -----------
PORTUGAL--2.7%
 Banco Comercial Portugues SA (with rights exp. 4/7/98) (d)   3,362      54,422
 Banco Comercial Portugues (d)                               17,000     545,063
 Portugal Telecom SA (d)                                      6,000     314,625
                                                                    -----------
                                                                        914,110
                                                                    -----------
SINGAPORE--0.2%
 Creative Technology (a)                                      3,000      66,130
                                                                    -----------
SOUTH AFRICA--1.0%
 Anglo American Corporation of South Africa Ltd. (d)          2,400     110,100
 Billiton (d)                                                17,700      53,100
 C.G. Smith Ltd. (d)                                         13,500      62,438
 Gencor Ltd. (d)                                              3,540       6,195
 Iscor Ltd. (d)                                               4,600      12,689
 Malbak Ltd. (d)                                             36,800      29,900
 Sasol Ltd. (d)                                               6,800      55,250
                                                                    -----------
                                                                        329,672
                                                                    -----------
SPAIN--2.3%
 Banco Santander SA                                             800      39,843
 Iberdrola SA                                                48,477     736,348
                                                                    -----------
                                                                        776,191
                                                                    -----------
SWEDEN--2.8%
 Skandia Foersaekrings AB                                    14,620     952,783
                                                                    -----------

                                Shares     Value
SWITZERLAND--8.3%
 Holderbank Financiere Glaris       280 $   293,867
 Sairgroup                          495     691,279
 Schweiz-Ruckversicherungs          180     395,421
 Schweizerische Bankgesellschaf     875   1,429,157
                                        -----------
                                          2,809,724
                                        -----------
TURKEY--0.8%
 Erciyas Biracilik, Class A (e)  30,800      87,780
 Tofas Otomobil Fab (e)         420,600      92,532
 Turkiye Garanti Bankasi AS (e)  25,854     102,123
                                        -----------
                                            282,435
                                        -----------
UNITED KINGDOM--9.9%
 Abbey National                   9,400     181,496
 Anglian Water                   68,000   1,064,706
 Barclays                        19,900     596,174
 British Petroleum                8,900     128,099
 British Telecommunications      32,500     352,941
 HSBC Holdings                   12,300     374,668
 Royal Bank of Scotland Group     6,600     102,344
 United Utilities                37,848     562,497
                                        -----------
                                          3,362,925
                                        -----------
 TOTAL COMMON STOCK
  (Cost $28,440,868)                    $32,951,871
                                        ===========
PREFERRED STOCK--0.1%
BRAZIL--0.1%
 Companhia Vale Do Rio Doce (d)   1,900      45,284
                                        -----------
 TOTAL PREFERRED STOCK
  (Cost $44,413)                        $    45,284
                                        ===========

--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--2.5%
                                                            Par
                                                           Value      Value
 State Street Repo 4.25%, 4/1/98 (Cost $837,000) (Dated
  3/31/98), Collateralized by $835,000 U.S. Treasury Bond
  5.875%, 4/30/98, Market Value $855,593, Repurchase
  Proceeds $837,099.                                      $837,000 $   837,000
                                                                   -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $837,000)                                                  $   837,000
                                                                   ===========
 TOTAL INVESTMENTS--100%
  (Cost $29,322,281) (c)                                           $33,834,155
                                                                   ===========

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At March 31, 1998, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $29,733,476 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 7,194,719
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (3,094,040)
                                                                -----------
   Net unrealized appreciation                                  $ 4,100,679
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts
(f) A portion of security is on loan at 3/31/98 (Note 6).

SECTOR ALLOCATIONS (AS A
PERCENTAGE OF TOTAL COMMON
AND PREFERRED STOCK)
---------------------------------
Basic Industries            12.6%
Capital Goods                1.4%
Consumer Basics              9.5%
Consumer Durable Goods       1.5%
Consumer Non-Durable Goods   4.8%
Consumer Services            7.6%
Energy                       5.9%
Finance                     22.1%
General Business             6.8%
Miscellaneous                4.2%
Shelter                      7.5%
Technology                   4.6%
Transportation               2.9%
Utilities                    8.6%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
COMMON STOCK--89.1%

                                                   Shares      Value
ARGENTINA--7.7%
 Astra Cia Argentina                                 71,970 $   136,757
 Banco Frances Rio Plata (a)                         14,000     140,014
 Central Puerto SA, Class B (a)                      20,000      63,206
 Irsa Inversiones Y Representac                       5,000      18,902
 Ledesma Agricola, Class B                           70,000      65,106
 Telefonica De Argentina, Class B                    46,000     175,738
 Transport Gas Sur, Class B                          14,000      32,553
 YPF SA, Class D                                      4,600     155,956
                                                            -----------
                                                                788,232
                                                            -----------
BRAZIL--2.9%
 Centrais Electrobras                             3,030,000     140,695
 Cia Paulista De Force E Luz (rights exp. 4/7/98)       239           0
 Compania Vale Do Rio Doce                              500      11,037
 Sider Nacional Cia                               2,383,000      70,604
 Souza Cruz (Cia)                                     2,300      19,175
 Telec Brasileiras--Telebras                        528,000      54,560
                                                            -----------
                                                                296,071
                                                            -----------
CHILE--6.0%
 Chilectra SA (d)                                     1,500      41,625
 Chilgener SA (a) (d)                                 1,900      45,719
 Compania Cervecerias Unidas SA (d)                   2,280      68,970
 Compania De Telecomunicaciones De Chile (d)          4,110     113,282
 Embotelladora Andina SA, Class A (d)                 1,500      34,500
 Embotelladora Andina SA, Class B (d)                 1,500      30,000
 Embotelladora Buenos Aires, Class B                     35       1,330
 Empresa Nacional De Electricid (d)                   5,630     108,377
 Enersis SA (d)                                       3,000      94,687
 Madeco SA (d)                                        2,880      49,860
 Maderas Y Sinteticos Sociedad (d)                    2,500      25,781
                                                            -----------
                                                                614,131
                                                            -----------
CHINA--5.1%
 China International Marine, Class B                 19,000      16,013
 Guangdon Electric, Class B                          42,800      23,200
 Guangshen Railway, Class H                         202,000      46,405
 Huaneng Power International Inc. (a) (d)             6,600     155,100
 Maanshan Iron & Steel, Class H                     163,400      16,660
 Qingling Motors, Class H                           119,300      55,429
 Shanghai Chlor-Alkali Chemical, Class B              4,350         748
 Shanghai Dazhong Taxi, Class B (a)                  12,000       8,496
 Shanghai Hai Xing Shipping, Class H (a)            402,000      88,719
 Shanghai Lujiazhui, Class B (a)                     32,320      19,392
 Shanghai Petrochemical Company, Class H            331,800      50,102
 Shanghai Tyre & Rubber, Class B                     32,000       7,360
 Tsingtao Brewery, Class H (a)                       45,900      10,663
 Yizheng Chemical Fibre, Class H                     96,000      15,735
                                                            -----------
                                                                514,022
                                                            -----------

                                                 Shares      Value
GREECE--8.7%
 Alpha Credit Bank                                  1,985 $   153,633
 Attica Enterprises                                 2,200      32,679
 Attica Enterprises (with rights exp. 4/30/98)      2,200       2,002
 Commercial Bank of Greece                          1,140      45,988
 Delta Dairy                                        1,830      20,602
 Ergo Bank                                          1,290      92,379
 Hellenic Bottling Company                          5,460     157,083
 Hellenic Sugar Industries                          3,072      15,274
 Heracles General Cement                            2,900      68,106
 Intracom                                             680      38,914
 Ionian Bank                                        1,040      21,904
 Naoussa Spinning Mills                             5,300      19,557
 National Bank of Greece (a)                          926     101,351
 Titan Cement Company                               1,600     116,880
                                                          -----------
                                                              886,352
                                                          -----------
HUNGARY--3.0%
 Magyar Olaj-Es Gazipare Resz                       3,700     113,443
 Matav Rt                                           8,000      49,319
 OTP Bank                                           2,000     101,732
 Pannonplast Muan Yagi Pari                         1,000      40,716
                                                          -----------
                                                              305,210
                                                          -----------
INDIA--5.3%
 Arvind Mills (a) (e)                               8,000      12,000
 Bombay Dyeing & Manufacturing (a) (e)              8,100      20,655
 Century Textiles (a) (e)                           6,000       9,600
 Croslands Research Labs Ltd. (a) (b) (e)           1,200      31,356
 Grasim Industries Ltd. (a) (b) (e)                 2,900      22,113
 Gujarat Ambuja Cements (e)                         4,300      27,950
 India Cements (e)                                 11,900      17,850
 Indian Hotels Ltd. (e)                             1,100      18,425
 Indian Rayon & Industries (a) (e)                  3,450      14,214
 Indo Gulf Fertilisers & Chemical (e)              38,200      28,650
 ITC Ltd. (e)                                       4,800     115,920
 Larsen & Toubro (e)                                3,000      39,375
 Mahindra & Mahindra (e)                            3,000      24,360
 Reliance Industries (a) (e)                        7,600      62,700
 Southern Petrochemical Industries (b) (e)         10,100      45,955
 Tata Engineering & Locomotive (e)                  4,000      29,674
 United Phosphorus (e)                              4,800      14,688
                                                          -----------
                                                              535,485
                                                          -----------
MALAYSIA--3.7%
 Golden Hope Plantations                           35,000      44,231
 Highlands & Lowlands                             100,000     113,187
 Malaysia International Shipping                   35,000      62,500
 Pan-Malaysia Cement Works                        150,000      53,983
 Tenaga Nasional                                   40,000     101,099
                                                          -----------
                                                              375,000
                                                          -----------

--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE EMERGING MARKETS FUND--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--Continued

                                                         Shares      Value
MEXICO--9.3%
 Alfa SA, Class A                                           6,915 $    38,967
 Cemex SA, Class A                                          7,300      32,566
 Cemex SA, Class B                                          7,000      37,802
 Cifra SA De Cv, Class V                                   57,388     104,967
 El Puerto De Liverpool, Class C                              200         319
 Empresas La Modern, Class A (a)                           15,300      75,710
 Fomento Economico Mexico, Class B                         14,500     105,371
 Grupo Industrial Bimbo, Class A                           16,000      42,451
 Grupo Mexico, Class B                                      7,800      25,457
 Grupo Televisa SA (a)                                      2,100      38,632
 Kimberly Clark De Mexico, Class B                          5,000      23,949
 Telefonos De Mexico, Class L                              98,400     278,403
 Tubos De Acero De Mexico (a)                               2,100      39,076
 Vitro SA                                                  26,000     103,628
                                                                  -----------
                                                                      947,298
                                                                  -----------
PERU--5.8%
 Cementos Lima                                              2,879      56,381
 Cervs Peruanas Backus & Johnston, Class T                 51,257      37,779
 Cervs Peruanas Backus & Johnston, Class A                  5,724      50,952
 Credicorp Ltd.                                             5,520      89,007
 Minas Buenaventura, Class B                                7,805      64,474
 Pacifico Peru-Suiz                                             2          18
 Southern Peru Copper Corporation                           1,261      19,073
 Telefonica Del Peru, Class B                             125,600     268,776
                                                                  -----------
                                                                      586,460
                                                                  -----------
PHILIPPINES--1.7%
 Manila Electric Company, Class B                          22,000      71,979
 Petron Corporation                                       200,001      31,662
 Philippine Long Distance                                   2,400      66,807
 Philippine National Bank                                     975       2,392
                                                                  -----------
                                                                      172,840
                                                                  -----------
PORTUGAL--10.3%
 Banco Commercial Portugues (with rights exp. 4/20/98)      6,600     213,094
 Banco Espir Santo                                          3,500     161,699
 BPI Soc Gestora                                            1,700      65,390
 Cimpor Cimentos De Portugal                                2,000      70,477
 Jeronimo Martins SGPS                                      2,496     102,663
 Modelo Contin SGPS                                         1,300     101,559
 Portugal Telecom                                           3,328     173,099
 Sonae Investimentos                                        2,400     112,970
 Soporcel                                                   1,000      44,616
                                                                  -----------
                                                                    1,045,567
                                                                  -----------
SOUTH AFRICA--4.8%
 Adcock Ingram                                     948 $     3,763
 Anglo American Corporation of South Africa      2,500     114,507
 Billiton                                       20,400      54,654
 De Beers Centenary                              4,300      93,697
 Gencor                                          4,080       8,340
 Liberty Life Association of Africa              2,700      91,090
 Metro Cash and Carry                            7,284       6,939
 Millennium Entertainment                        1,512       1,740
 Polifin Limited                                   600         863
 Premier Group                                  12,000       1,738
 Sasol                                           7,700      62,346
 South Africa Breweries                          1,800      53,368
                                                       -----------
                                                           493,045
                                                       -----------
TAIWAN--8.9%
 MSCI Taiwan Index Series (b) (f)                6,700     900,547
                                                       -----------
THAILAND--0.0%
 One Holding (warrants exp. 10/11/01)            7,940           0
 Prime Finance and Securities                  131,400           0
                                                       -----------
                                                                 0
                                                       -----------
TURKEY--5.9%
 Akbank                                        930,042      67,920
 Dogan Holding (a)                           2,031,750      73,561
 Ford Otomotiv San                              40,000      24,686
 KOC Holding                                   321,000      50,847
 Konya Cimento                               1,524,000      20,692
 Sifas (a)                                   2,214,000      44,179
 T Garanti Bankasi                           1,441,998      56,955
 Turkiye Is Bankasi                          1,900,000     203,246
 Turk Hava Yollari (a)                         214,000      12,767
 Vestel Electronic Sanayi Ve T                 592,000      46,278
                                                       -----------
                                                           601,131
                                                       -----------
 TOTAL COMMON STOCK
  (Cost $7,933,462)                                    $ 9,061,391
                                                       ===========
PREFERRED STOCK--5.9%
BRAZIL--5.9%
 Banco Bradesco SA                             109,635       1,133
 Banco Est Sao Paulo                           850,000      56,811
 Banco Itau SA                                 239,000     153,434
 Belgo-Mineira                               1,600,000      96,034
 Bombril Cirio SA                            5,000,000      28,142
 Cemig Cia Energetica Minas Gerais             720,500      34,976
 Compania Vale Do Rio Doce                       1,648      39,566
 Centrais Electrobras                          380,000      18,781
 Fosfatados Fertilizantes                   11,700,000      52,681
 Telec Brasileiras--Telebras                   825,000     108,612
 Usiminas                                        1,632      13,204
                                                       -----------
                                                           603,374
                                                       -----------
 TOTAL PREFERRED STOCK
  (Cost $451,297)
                                                       $   603,374
                                                       ===========

--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

PORTFOLIO OF INVESTMENTS March 31, 1998
QUANTITATIVE EMERGING MARKETS FUND--CONTINUED
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--5.0%
                                                            Par
                                                           Value      Value
 State Street Repo 4.25%, 4/1/98, (Cost $512,000) (Dated
  3/31/98), Collateralized by $510,000 U.S. Treasury Bond
  5.875%, 4/30/98, Market Value $522,578, Repurchase
  Proceeds $512,060.                                      $512,000 $   512,000
                                                                   -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $512,000)                                                  $   512,000
                                                                   ===========
 TOTAL INVESTMENTS--100%
  (Cost $8,896,759) (c)                                            $10,176,765
                                                                   ===========

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At March 31, 1998, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $8,994,014 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 2,189,273
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,006,522)
                                                                -----------
   Net unrealized appreciation                                  $ 1,182,751
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts
(f) OPAL, Rule 144A stock, issued by Morgan Stanley Capital (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Mar-kets has the contractual right to exchange the OPAL for the underlying se-curities, which may not be restricted securities, at any time.

SECTOR ALLOCATIONS (AS A PERCENTAGE OF TOTAL COMMON
AND PREFERRED STOCK)
----------------------------------------------------------------------------
Basic Industries                                                       12.6%
Capital Goods                                                           4.4%
Consumer Basics                                                         6.2%
Consumer Durable Goods                                                  1.3%
Consumer Non-Durable Goods                                              3.9%
Consumer Services                                                       0.3%
Energy                                                                  6.5%
Finance                                                                20.4%
General Business                                                        3.9%
Miscellaneous                                                          15.1%
Shelter                                                                 3.5%
Technology                                                              1.1%
Transportation                                                          2.5%
Utilities                                                              18.3%
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 1998

                                                   Growth and  International  Emerging
                           Small Cap     Mid Cap     Income       Equity       Markets
ASSETS :
Investments at value
(Note 2)
 See accompanying
 schedules                $72,083,715  $16,744,728 $68,304,612  $33,834,155  $10,176,765
Foreign currency at
value (Cost $ 4,858 for
International Equity and
$ 391,231 for Emerging
Markets) (Note 2)                 --           --          --         4,877      384,884
Cash                              --         1,242   1,801,067        1,406      405,544
Collateral for
securities loaned at
value (Note 6)                    --           --          --     4,198,112          --
Dividends, interest and
foreign tax reclaims
receivable                     81,575        3,822      81,321      161,213       13,092
Receivable for
investments sold            2,531,996          --          --           --           --
Receivable for shares of
beneficial interest sold          --           111      50,103          435          --
Other assets                   21,249        2,913      14,348        8,895        3,163
                          -----------  ----------- -----------  -----------  -----------
 Total assets              74,718,535   16,752,816  70,251,451   38,209,093   10,983,448
                          -----------  ----------- -----------  -----------  -----------
LIABILITIES :
Collateral for
securities loaned (Note
6)                                --           --          --     4,198,112          --
Due to custodian              740,312          --          --           --           --
Payable for investments
purchased                     668,060      394,796         --           --       690,782
Payable for shares of
beneficial interest
repurchased                    12,840          --          --         3,811          --
Payable for compensation
of Manager (Note 3)            61,117       17,678      43,806       28,001        6,788
Payable for distribution
fees (Note 3)                  27,875        7,557      27,703       13,267        3,825
Payable to custodian            6,332        3,581       3,598       11,617       15,359
Payable to transfer
agent (Note 3)                 10,032        1,565      10,023        4,964        1,713
Other accrued expenses         29,953       20,550      46,005       39,239       22,331
                          -----------  ----------- -----------  -----------  -----------
 Total liabilities          1,556,521      445,727     131,135    4,299,011      740,798
                          -----------  ----------- -----------  -----------  -----------
NET ASSETS                $73,162,014  $16,307,089 $70,120,316  $33,910,082  $10,242,650
                          -----------  ----------- -----------  -----------  -----------
NET ASSETS CONSIST OF :
Shares of beneficial
interest                  $61,294,469  $12,958,183 $43,087,490  $29,841,039  $11,482,684
Undistributed net
investment income (loss)          947          --        5,642     (292,161)     (68,100)
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency     (400,261)     372,811   5,432,912     (147,411)  (2,453,704)
Unrealized appreciation
of investments and
foreign denominated
assets, liabilities and
currency                   12,266,859    2,976,095  21,594,272    4,508,615    1,281,770
                          -----------  ----------- -----------  -----------  -----------
                          $73,162,014  $16,307,089 $70,120,316  $33,910,082  $10,242,650
                          -----------  ----------- -----------  -----------  -----------
Investment securities,
at cost                   $59,816,856  $13,768,633 $46,710,340  $29,322,281  $ 8,896,759
                          -----------  ----------- -----------  -----------  -----------
NET ASSETS
 Ordinary Shares          $66,876,268  $15,484,375 $66,396,761  $32,182,491  $ 9,240,896
                          -----------  ----------- -----------  -----------  -----------
 Institutional Shares     $ 6,285,746  $   822,714 $ 3,723,555  $ 1,727,591  $ 1,001,754
                          -----------  ----------- -----------  -----------  -----------
Shares of beneficial
interest outstanding
(Unlimited number of
shares authorized)
 Ordinary Shares            3,757,939      964,744   3,184,634    2,688,423    1,200,611
                          -----------  ----------- -----------  -----------  -----------
 Institutional Shares         341,631       50,661     178,632      144,589      129,054
                          -----------  ----------- -----------  -----------  -----------
Net asset value and
offering price per
share*
 Ordinary Shares          $     17.80  $     16.05 $     20.85  $     11.97  $      7.70
                          -----------  ----------- -----------  -----------  -----------
 Institutional Shares     $     18.40  $     16.24 $     20.84  $     11.95  $      7.76
                          -----------  ----------- -----------  -----------  -----------

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemp-tions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 1998

                                                   Growth and   International  Emerging
                           Small Cap    Mid Cap      Income        Equity       Markets
INVESTMENT INCOME:
 Dividends*               $   330,963  $  109,716  $   933,347   $  827,462   $   220,734
 Interest                      68,968      19,230          --        21,756        13,007
                          -----------  ----------  -----------   ----------   -----------
Total investment income       399,931     128,946      933,347      849,218       233,741
                          -----------  ----------  -----------   ----------   -----------
EXPENSES:
 Compensation of Manager
 (Note 3)                     712,299     122,800      425,583      311,008        86,261
 Distribution fees, Or-
 dinary Shares (Note 3)       320,707      29,183      273,177      147,117        48,237
 Custodian fees                65,338      45,025       50,320       98,890       110,850
 Transfer agent fees
 (Note 3):
 Ordinary Shares               94,444      17,050       79,932       43,182        14,216
 Institutional Shares          10,651         879        3,062        2,468         1,675
 Audit and legal               63,514      10,607       49,977       27,883         9,703
 Registration fees             31,703       5,185       24,465       13,792         4,853
 Amortization of organi-
 zational expenses (Note
 2)                             2,952         --           --           --            --
 Insurance                     20,556       3,408       16,065        8,996         3,143
 Compensation of Trust-
 ees (Note 3)                  12,158       2,015        9,490        5,311         1,855
 Printing                      14,516       2,466       11,607        6,421         2,214
 Miscellaneous                 14,253       2,586       10,399        6,144         2,421
                          -----------  ----------  -----------   ----------   -----------
 Total expenses before
 waivers and/or reim-
 bursements, and reduc-
 tions                      1,363,091     241,204      954,077      671,212       285,428
 Waivers and/or reim-
 bursements of expenses
 (Note 3)                     (40,002)    (48,918)         --          (351)          --
 Fees reduced by credits
 allowed by Custodian
 (Note 3)                      (7,665)        --       (27,480)     (25,878)      (12,960)
                          -----------  ----------  -----------   ----------   -----------
EXPENSES, NET               1,315,424     192,286      926,597      644,983       272,468
                          -----------  ----------  -----------   ----------   -----------
 Net investment income
 (loss)                      (915,493)    (63,340)       6,750      204,235       (38,727)
                          -----------  ----------  -----------   ----------   -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY AND FOREIGN
TRANSLATION:
 Net realized gain
 (loss) (Note 2) on:
 Investments                2,413,066   2,419,921    8,944,446      323,673    (2,126,425)
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --      (103,015)       37,072
 Written options                  --          --       (80,117)         --            --
 Change in unrealized
 appreciation (deprecia-
 tion) of:
 Investments               20,992,077   2,234,749   14,011,197    3,309,438       188,966
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --         3,956         1,895
                          -----------  ----------  -----------   ----------   -----------
 Net realized and
 unrealized gain (loss)    23,405,143   4,654,670   22,875,526    3,534,052    (1,898,492)
                          -----------  ----------  -----------   ----------   -----------
 Net increase (decrease)
 in net assets resulting
 from operations          $22,489,650  $4,591,330  $22,882,276   $3,738,287   $(1,937,219)
                          -----------  ----------  -----------   ----------   -----------

*Dividends are net of foreign withholding taxes of $113,911 for International
 Equity, and $14,795 for Emerging Markets.

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                   Small Cap                      Mid Cap                  Growth and Income
                           Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                         March 31, 1998 March 31, 1997 March 31, 1998 March 31, 1997 March 31, 1998 March 31, 1997
INCREASE (DECREASE) IN
NET ASSETS :
Operations :
 Net investment income
 (loss)                   $   (915,493)  $    693,843   $   (63,340)   $    63,377    $     6,750    $   232,397
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                     2,413,066     21,319,089     2,419,921      1,308,543      8,864,329      4,161,193
 Distributions of
 realized gains from
 other investment
 companies                         --             --            --             --             --             --
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                   20,992,077    (16,690,396)    2,234,749        124,901     14,011,197      2,948,570
                          ------------   ------------   -----------    -----------    -----------    -----------
 Net increase (decrease)
 in net assets resulting
 from operations            22,489,650      5,322,536     4,591,330      1,496,821     22,882,276      7,342,160
Distributions to
shareholders from :
 Net investment income
 Ordinary Shares             (573,716)            --            --         (71,413)      (124,594)      (259,327)
 Institutional Shares        (122,203)            --            --            (616)       (16,181)       (23,323)
 Distributions in excess
 of net investment
 income
 Ordinary Shares                   --             --            --             --             --             --
 Institutional Shares              --             --            --             --             --             --
 Net realized gains
 Ordinary Shares            (8,534,419)   (17,582,327)   (2,319,745)    (1,007,841)    (5,343,691)    (4,775,270)
 Institutional Shares         (868,942)    (7,604,417)     (120,011)       (37,397)      (185,893)      (235,639)
 Distributions in excess
 of net realized gains
 Ordinary Shares                   --             --            --             --             --             --
 Institutional Shares              --             --            --             --             --             --
 Return of capital
 Ordinary Shares               (99,481)           --            --             --             --             --
 Institutional Shares          (10,129)           --            --             --             --             --
                          ------------   ------------   -----------    -----------    -----------    -----------
                           (10,208,890)   (25,186,744)   (2,439,756)    (1,117,267)    (5,670,359)    (5,293,559)
                          ------------   ------------   -----------    -----------    -----------    -----------
Fund share transactions
(Note 11)                   (5,460,907)   (28,214,437)    5,061,374     (1,931,229)     8,109,863       (491,446)
                          ------------   ------------   -----------    -----------    -----------    -----------
Increase (decrease) in
net assets                   6,819,853    (48,078,645)    7,212,948     (1,551,675)    25,321,780      1,557,155
Net assets beginning of
year                        66,342,161    114,420,806     9,094,141     10,645,816     44,798,536     43,241,381
                          ------------   ------------   -----------    -----------    -----------    -----------
Net assets end of year
(*)                       $ 73,162,014   $ 66,342,161   $16,307,089    $ 9,094,141    $70,120,316    $44,798,536
                          ============   ============   ===========    ===========    ===========    ===========
(*) Includes
undistributed
(overdistributed) net
investment income of      $        947        693,843   $       --     $    12,716    $     5,642    $   139,667

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                               International Equity                   Emerging Markets
                            Year ended         Year ended         Year ended     Year ended
                          March 31, 1998     March 31, 1997     March 31, 1998 March 31, 1997
INCREASE (DECREASE) IN
NET ASSETS :
Operations :
 Net investment income
 (loss)                    $       204,235    $        33,211    $   (38,727)   $   (39,785)
 Net realized gain
 (loss) on investments,
 foreign denominated as-
 sets, liabilities, cur-
 rency and written op-
 tions                             220,658          1,835,136     (2,089,353)      (128,993)
 Distributions of real-
 ized gains from other
 investment companies                  --              47,975            --             --
 Unrealized appreciation
 (depreciation) of in-
 vestments and foreign
 denominated assets, li-
 abilities and currency          3,313,394           (844,329)       190,861      1,119,489
                           ---------------    ---------------    -----------    -----------
 Net increase (decrease)
 in net assets resulting
 from operations                 3,738,287          1,071,993     (1,937,219)       950,711
Distributions to share-
holders from :
 Net investment income
 Ordinary Shares                  (284,663)          (194,106)           --             --
 Institutional Shares              (28,084)           (12,144)           --          (2,825)
 Distributions in excess
 of net investment in-
 come
 Ordinary Shares                  (157,497)               --             --             --
 Institutional Shares              (15,539)               --             --             --
 Net realized gains
 Ordinary Shares                  (565,604)               --             --             --
 Institutional Shares              (30,405)               --             --             --
 Distributions in excess
 of net realized gains
 Ordinary Shares                  (118,443)               --             --             --
 Institutional Shares               (6,367)               --             --             --
 Return of capital
 Ordinary Shares                       --                 --             --             --
 Institutional Shares                  --                 --             --             --
                           ---------------    ---------------    -----------    -----------
                                (1,206,602)          (206,250)           --          (2,825)
                           ---------------    ---------------    -----------    -----------
Fund share transactions
(Note 11)                        2,208,378           (338,691)       916,061      2,579,464
                           ---------------    ---------------    -----------    -----------
Increase (decrease) in
net assets                       4,740,063            527,052     (1,021,158)     3,527,350
Net assets beginning of
year                            29,170,019         28,642,967     11,263,808      7,736,458
                           ---------------    ---------------    -----------    -----------
Net assets end of year
(*)                        $    33,910,082    $    29,170,019    $10,242,650    $11,263,808
                           ===============    ===============    ===========    ===========
(*) Includes undistrib-
uted (overdistributed)
net investment income of   $      (292,161)   $       445,299    $   (68,100)   $  (101,346)

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                        Income from
                                  Investment Operations
                  Net Asset                  Net Realized
                  Value at     Net          and Unrealized Total from
                  Beginning Investment       Gain (Loss)   Investment
                  of Period   Income        on Securities  Operations
SMALL CAP
ORDINARY SHARES
Year Ended March
31, 1994           $14.12     (0.09)             2.57         2.48
Year Ended March
31, 1995 (f)       $15.33     (0.20)             1.67         1.47
Year Ended March
31, 1996 (f)       $15.81     (0.21)(a)          5.54         5.33
Year Ended March
31, 1997 (f)       $18.91      0.16 (a)(h)       0.77         0.93
Year Ended March
31, 1998 (f)       $15.04     (0.23)(a)          5.60         5.37
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994           $14.15     (0.05)             2.63         2.58
Year Ended March
31, 1995 (f)       $15.46     (0.13)             1.71         1.58
Year Ended March
31, 1996 (f)       $16.05     (0.12)(a)          5.63         5.51
Year Ended March
31, 1997 (f)       $19.33      0.08 (a)(h)       0.94         1.02
Year Ended March
31, 1998 (f)       $15.55     (0.15)(a)          5.79         5.64
MID CAP
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (f)           $10.00      0.05 (a)          0.07         0.12
Year Ended March
31, 1996 (f)       $10.12      0.06 (a)          3.27         3.33
Year Ended March
31, 1997 (f)       $13.20      0.09 (a)          2.29         2.38
Year Ended March
31, 1998 (f)       $13.44     (0.08)(a)          6.06         5.98
INSTITUTIONAL
SHARES
April 17, 1995**
to March 31,
1996 (f)           $10.27      0.10 (a)          3.09         3.19
Year Ended March
31, 1997 (f)       $13.20      0.11 (a)          2.27         2.38
Year Ended March
31, 1998 (f)       $13.55     (0.06)(a)          6.12         6.06
GROWTH AND
INCOME
ORDINARY SHARES
Year Ended March
31, 1994           $17.27      0.18              0.21         0.39
Year Ended March
31, 1995 (f)       $13.86      0.14              1.44         1.58
Year Ended March
31, 1996 (f)       $13.72      0.12 (a)          2.89         3.01
Year Ended March
31, 1997 (f)       $14.57      0.08 (a)          2.53         2.61
Year Ended March
31, 1998 (f)       $15.22      0.00              7.61         7.61
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994           $17.28      0.28              0.19         0.47
Year Ended March
31, 1995 (f)       $13.86      0.21              1.44         1.65
Year Ended March
31, 1996 (f)       $13.72      0.20 (a)          2.89         3.09
Year Ended March
31, 1997 (f)       $14.58      0.15 (a)          2.55         2.70
Year Ended March
31, 1998 (f)       $15.24      0.10              7.60         7.70
                                            Distributions
                              Dividends
                  Dividends  in excess of Distributions Distributions                                   Net Assets
                   from Net      Net          from      in excess of                Net Asset             End of
                  Investment  Investment    Realized      Realized        Total     Value End   Total     Period
                    Income      Income    Capital Gains Capital Gains Distributions of Period Return(c)  (000's)
SMALL CAP
ORDINARY SHARES
Year Ended March
31, 1994              --         --           (1.27)         --           (1.27)     $15.33     17.80%   $40,852
Year Ended March
31, 1995 (f)          --         --           (0.99)         --           (0.99)     $15.81     10.24%   $53,920
Year Ended March
31, 1996 (f)          --         --           (2.23)         --           (2.23)     $18.91     34.25%   $71,618
Year Ended March
31, 1997 (f)          --         --           (4.80)         --           (4.80)     $15.04      1.72%   $57,135
Year Ended March
31, 1998 (f)        (0.16)       --           (2.45)(i)      --           (2.61)     $17.80     37.79%   $66,876
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994              --         --           (1.27)         --           (1.27)     $15.46     18.50%   $24,175
Year Ended March
31, 1995 (f)          --         --           (0.99)         --           (0.99)     $16.05     10.88%   $47,044
Year Ended March
31, 1996 (f)          --         --           (2.23)         --           (2.23)     $19.33     34.89%   $42,803
Year Ended March
31, 1997 (f)          --         --           (4.80)         --           (4.80)     $15.55      2.21%   $ 9,207
Year Ended March
31, 1998 (f)        (0.34)       --           (2.45)(i)      --           (2.79)     $18.40     38.44%   $ 6,286
MID CAP
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (f)              --         --             --           --             --       $10.12      1.20%   $   420
Year Ended March
31, 1996 (f)        (0.01)       --           (0.24)         --           (0.25)     $13.20     33.01%   $ 6,025
Year Ended March
31, 1997 (f)        (0.14)       --           (2.00)         --           (2.14)     $13.44     17.47%   $ 8,733
Year Ended March
31, 1998 (f)          --         --           (3.37)         --           (3.37)     $16.05     46.76%   $15,484
INSTITUTIONAL
SHARES
April 17, 1995**
to March 31,
1996 (f)            (0.02)       --           (0.24)         --           (0.26)     $13.20     31.12%   $ 4,621
Year Ended March
31, 1997 (f)        (0.03)       --           (2.00)         --           (2.03)     $13.55     17.51%   $   361
Year Ended March
31, 1998 (f)          --         --           (3.37)         --           (3.37)     $16.24     47.01%   $   823
GROWTH AND
INCOME
ORDINARY SHARES
Year Ended March
31, 1994            (0.16)       --           (3.64)         --           (3.80)     $13.86      1.51%   $36,510
Year Ended March
31, 1995 (f)        (0.16)       --           (1.56)         --           (1.72)     $13.72     12.71%   $37,048
Year Ended March
31, 1996 (f)        (0.13)       --           (2.03)         --           (2.16)     $14.57     22.17%   $41,353
Year Ended March
31, 1997 (f)        (0.10)       --           (1.86)         --           (1.96)     $15.22     17.97%   $43,266
Year Ended March
31, 1998 (f)        (0.05)       --           (1.93)         --           (1.98)     $20.85     51.52%   $66,397
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994            (0.25)       --           (3.64)         --           (3.89)     $13.86      1.99%   $ 3,990
Year Ended March
31, 1995 (f)        (0.23)       --           (1.56)         --           (1.79)     $13.72     13.29%   $ 1,975
Year Ended March
31, 1996 (f)        (0.20)       --           (2.03)         --           (2.23)     $14.58     22.75%   $ 1,888
Year Ended March
31, 1997 (f)        (0.18)       --           (1.86)         --           (2.04)     $15.24     18.62%   $ 1,532
Year Ended March
31, 1998 (f)        (0.17)       --           (1.93)         --           (2.10)     $20.84     52.18%   $ 3,724


                          Ratios and Supplemental Data
                   Ratio of    Ratio of Net
                  Operating     Investment
                   Expenses    Income Loss)                 Average
                  to Average    to Average    Portfolio    Commission
                  Net Assets    Net Assets    Turnover      Rate(g)
SMALL CAP
ORDINARY SHARES
Year Ended March
31, 1994             1.83%        (1.30)%      389.00%          --
Year Ended March
31, 1995 (f)         1.84%        (1.31)%      320.00%          --
Year Ended March
31, 1996 (f)         1.97%*       (1.17)%      324.00%          --
Year Ended March
31, 1997 (f)         1.97%*        0.90 %(h)   393.00%      $0.0305
Year Ended March
31, 1998 (f)         1.90%*       (1.33)%      135.00%      $0.0406
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994             1.23%        (0.70)%      389.00%          --
Year Ended March
31, 1995 (f)         1.36%        (0.82)%      320.00%          --
Year Ended March
31, 1996 (f)         1.47%*       (0.67)%      324.00%          --
Year Ended March
31, 1997 (f)         1.47%*        0.41 %(h)   393.00%      $0.0305
Year Ended March
31, 1998 (f)         1.41%*       (0.86)%      135.00%      $0.0406
MID CAP
ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (f)              -- %         1.50 %(b)     0.00%(b)       --
Year Ended March
31, 1996 (f)         2.34%*        0.46 %      181.00%          --
Year Ended March
31, 1997 (f)         1.19%*        0.62 %      162.00%      $0.0492
Year Ended March
31, 1998 (f)         1.57%        (0.52)%      128.00%      $0.0466
INSTITUTIONAL
SHARES
April 17, 1995**
to March 31,
1996 (f)             2.02%(b)*     0.87 %(b)   181.00%          --
Year Ended March
31, 1997 (f)         1.44%*        0.77 %      162.00%      $0.0492
Year Ended March
31, 1998 (f)         1.40%        (0.35)%      128.00%      $0.0466
GROWTH AND
INCOME
ORDINARY SHARES
Year Ended March
31, 1994             1.72%         1.02 %      110.00%          --
Year Ended March
31, 1995 (f)         1.69%         1.01 %      121.00%          --
Year Ended March
31, 1996 (f)         1.73%*        0.81 %      152.00%          --
Year Ended March
31, 1997 (f)         1.73%*        0.50 %       98.00%      $0.0397
Year Ended March
31, 1998 (f)         1.69%*       (0.01)%       72.00%      $0.0368
INSTITUTIONAL
SHARES (D)
Year Ended March
31, 1994             1.22%         1.52 %      110.00%          --
Year Ended March
31, 1995 (f)         1.23%         1.48 %      121.00%          --
Year Ended March
31, 1996 (f)         1.24%*        1.31 %      152.00%          --
Year Ended March
31, 1997 (f)         1.24%*        0.99 %       98.00%      $0.0397
Year Ended March
31, 1998 (f)         1.19%*        0.50 %       72.00%      $0.0368

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                        Income from
                                  Investment Operations
                  Net Asset               Net Realized
                  Value at     Net       and Unrealized Total from
                  Beginning Investment    Gain (Loss)   Investment
                  of Period   Income     on Securities  Operations
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1994           $ 8.03      0.00 (a)       2.28         2.28
Year Ended March
31, 1995 (f)       $10.18     (0.03)(a)       0.04         0.01
Year Ended March
31, 1996 (f)       $10.06      0.00 (a)       0.67         0.67
Year Ended March
31, 1997 (f)       $10.70      0.01 (a)       0.40         0.41
Year Ended March
31, 1998 (f)       $11.03      0.07 (a)       1.30         1.37
INSTITUTIONAL
SHARES (D)
April 1, 1991 to
March 19, 1992     $ 9.40      0.09 (a)      (1.40)       (1.31)
August 25,
1994** to March
31,
1995 (f)           $11.00      0.01 (a)      (0.73)       (0.72)
Year Ended March
31, 1996 (f)       $10.10      0.04 (a)       0.66         0.70
Year Ended March
31, 1997 (f)       $10.73      0.06 (a)       0.41         0.47
Year Ended March
31, 1998 (f)       $11.10      0.14 (a)       1.28         1.42
EMERGING MARKETS
ORDINARY SHARES
August 8, 1994**
to March 31,
1995 (f)           $10.00     (0.05)(a)      (2.71)       (2.76)
Year Ended March
31, 1996 (f)       $ 7.24     (0.07)(a)       1.21         1.14
Year Ended March
31, 1997 (f)       $ 8.38     (0.04)(a)       0.90         0.86
Year Ended March
31, 1998 (f)       $ 9.24     (0.04)         (1.50)       (1.54)
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997 (f)           $ 8.49      0.01 (a)       0.80         0.81
Year Ended March
31, 1998 (f)       $ 9.27      0.02          (1.53)       (1.51)
                                            Distributions
                              Dividends
                  Dividends  in excess of Distributions Distributions
                   from Net      Net          from      in excess of                Net Asset
                  Investment  Investment    Realized      Realized        Total     Value End     Total
                    Income      Income    Capital Gains Capital Gains Distributions of Period   Return(c)
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1994            (0.13)        --            --            --          (0.13)     $10.18       28.69 %
Year Ended March
31, 1995 (f)        (0.13)        --            --            --          (0.13)     $10.06        0.07 %
Year Ended March
31, 1996 (f)        (0.03)        --            --            --          (0.03)     $10.70        6.63 %
Year Ended March
31, 1997 (f)        (0.08)        --            --            --          (0.08)     $11.03        3.82 %
Year Ended March
31, 1998 (f)        (0.11)      (0.06)        (0.21)        (0.05)        (0.43)     $11.97       12.95 %
INSTITUTIONAL
SHARES (D)
April 1, 1991 to
March 19, 1992      (0.15)        --            --            --          (0.15)     $ 7.94(e)   (14.62)%(b)
August 25,
1994** to March
31,
1995 (f)            (0.18)        --            --            --          (0.18)     $10.10       (6.57)%
Year Ended March
31, 1996 (f)        (0.07)        --            --            --          (0.07)     $10.73        6.95 %
Year Ended March
31, 1997 (f)        (0.10)        --            --            --          (0.10)     $11.10        4.38 %
Year Ended March
31, 1998 (f)        (0.20)      (0.11)        (0.21)        (0.05)        (0.57)     $11.95       13.50 %
EMERGING MARKETS
ORDINARY SHARES
August 8, 1994**
to March 31,
1995 (f)              --          --            --            --            --       $ 7.24      (27.60)%
Year Ended March
31, 1996 (f)          --          --            --            --            --       $ 8.38       15.75 %
Year Ended March
31, 1997 (f)          --          --            --            --            --       $ 9.24       10.26 %
Year Ended March
31, 1998 (f)          --          --            --            --            --       $ 7.70      (16.67)%
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997 (f)            (0.03)        --            --            --          (0.03)     $ 9.27        9.54 %
Year Ended March
31, 1998 (f)          --          --            --            --            --       $ 7.76      (16.29)%

                                    Ratios and Supplemental Data
                             Ratio of    Ratio of Net
                 Net Assets Operating     Investment
                   End of    Expenses    Income Loss)                 Average
                   Period   to Average    to Average    Portfolio    Commission
                  (000's)   Net Assets    Net Assets    Turnover      Rate(g)
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1994          $26,222      2.01%        (0.08)%       40.00%          --
Year Ended March
31, 1995 (f)      $27,657      1.91%        (0.24)%       46.48%          --
Year Ended March
31, 1996 (f)      $27,402      2.15%*       (0.04)%       43.00%          --
Year Ended March
31, 1997 (f)      $27,410      2.20%*        0.10 %      135.00%      $0.0140
Year Ended March
31, 1998 (f)      $32,182      2.18%*        0.62 %       61.00%      $0.0095
INSTITUTIONAL
SHARES (D)
April 1, 1991 to
March 19, 1992    $     0      1.63%         1.05 %        52.00%         --
August 25,
1994** to March
31,
1995 (f)          $ 3,052      1.66%(b)      0.13 %(b)     46.48%(b)      --
Year Ended March
31, 1996 (f)      $ 1,241      1.65%*        0.38 %        43.00%         --
Year Ended March
31, 1997 (f)      $ 1,760      1.69%*        0.51 %       135.00%     $0.0140
Year Ended March
31, 1998 (f)      $ 1,728      1.68%*        1.19 %        61.00%     $0.0095
EMERGING MARKETS
ORDINARY SHARES
August 8, 1994**
to March 31,
1995 (f)          $ 4,259      2.54%(b)     (1.03)%(b)     10.72%(b)      --
Year Ended March
31, 1996 (f)      $ 7,736      2.74%*       (0.84)%         9.00%         --
Year Ended March
31, 1997 (f)      $10,052      2.68%*       (0.47)%         8.00%     $0.0024
Year Ended March
31, 1998 (f)      $ 9,241      2.69%*       (0.43)%        52.00%     $0.0008
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997 (f)          $ 1,212      2.01%(b)*     0.13 %(b)      8.00%(b)  $0.0024
Year Ended March
31, 1998 (f)      $ 1,002      2.19%*        0.24 %        52.00%     $0.0008

* EXPENSE RATIOS FOR THE YEARS ENDED MARCH 31, 1998, MARCH 31, 1997 AND MARCH 31, 1996 ARE SHOWN GROSS OF CUSTODY CREDITS (NOTE 3) IN ACCORDANCE WITH SEC REGULATIONS. THESE CREDITS ARE GENERATED BY INTEREST EARNED ON UNINVESTED CASH BALANCES MAINTAINED BY THE FUNDS, AND ARE USED TO OFFSET CUSTODIAL EX-PENSES OF THE FUND. THE FUNDS' EXPENSE RATIOS NET OF SUCH CREDITS, AS RE-PORTED IN PRIOR PERIODS, WOULD HAVE BEEN AS FOLLOWS: SMALL CAP ORDINARY AND INSTITUTIONAL SHARES, 1.89%, 1.90%, 1.88% AND 1.40%, 1.40%, 1.38%, RESPEC-
  TIVELY, FOR THE PERIODS ENDED MARCH 31, 1998, 1997 AND 1996; MID CAP ORDI-NARY AND INSTITUTIONAL SHARES,1.11%, 1.92% AND 1.27%, 1.66% (ANNUALIZED), RESPECTIVELY, FOR THE PERIODS ENDED MARCH 31, 1997 AND 1996; GROWTH AND IN-COME ORDINARY AND INSTITUTIONAL SHARES, 1.65%, 1.70%, 1.64% AND 1.14%, 1.21%, 1.15%, RESPECTIVELY, FOR THE PERIODS ENDED MARCH 31, 1998, 1997 AND 1996; INTERNATIONAL EQUITY ORDINARY AND INSTITUTIONAL SHARES, 2.03%, 2.15%, 2.09% AND 1.54%, 1.64%, 1.59%, RESPECTIVELY, FOR THE PERIODS ENDED MARCH 31, 1998, 1997 AND 1996; AND EMERGING MARKETS ORDINARY AND INSTITUTIONAL SHARES, 2.57%, 2.56%, 2.59% AND 2.07%, 1.89% (ANNUALIZED), --, RESPECTIVELY FOR THE
  PERIODS ENDED MARCH 31, 1998, 1997 AND 1996.
** Commencement of Operations
(a) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements. As a result of such waivers/reimbursements and reductions, expenses of the Small Cap Ordinary Shares for the periods ended March 31, 1998, 1997, and 1996 reflect a re-duction of $0.01, $0.02 and $0.02 per share; expenses of the Small Cap In-stitutional Shares for the periods ended March 31, 1998, 1997 and 1996 re-flect a reduction of $0.01, $0.02 and $0.02 per share; expenses of the Mid Cap Ordinary Shares for the periods ended March 31, 1998, 1997, 1996 and 1995 reflect a reduction of $0.07, $0.15, $0.23 and $0.76 per share; ex-penses of the Mid Cap Institutional Shares for the periods ended March 31, 1998, 1997, and 1996 reflects a reduction of $0.06, $0.10 and $0.11 per share; expenses of the Growth and Income Ordinary Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Growth and Income Institutional Shares for the pe-riods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the International Equity Ordinary Shares for the periods ended March 31, 1998, 1997, 1996, 1995 and 1994 reflect a reduc-tion of $--, $0.01 $0.01, $0.01 and $0.01 per share respectively; expenses of the International Equity Institutional Shares for the periods ended March 31, 1998, 1997, 1996, 1995 and 1992 reflect a reduction of $--,
    $0.02, $0.01, $0.01 and $0.04 per share; and expenses of the Emerging Mar-kets Ordinary Shares for the periods ended March 31, 1997, 1996 and 1995 reflect a reduction of $0.01, $0.01 and $0.02 per share; expenses of the Emerging Markets Institutional Shares for the period ended March 31, 1997 reflects a reduction of $0.02 per share.
(b) Annualized
(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.
(d) Investment income and expenses for the periods ending March 31, 1991 through March 31, 1994 were calculated for the Ordinary Shares and then adjusted for the differences in distribution and transfer agency expenses borne by the two classes of shares.
(e) Amount represents the last net asset value per share before the March 19, 1992 redemption which resulted in this Fund having no Institutional Share-holders and no Institutional Shares of beneficial interest outstanding from that date until August 25, 1994.
(f) Per share numbers have been calculated using the average shares method. In accordance with SEC reporting requirements the average commission rate has been calculated for fiscal years beginning on or after September 1, 1995.
(g) In accordance with SEC reporting requirements, the average commission ra-tio has been calculated for fiscal years beginning on or after December 1, 1995.
(h) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.
(i) Represents $2.42 per share of distributions from realized capital gains and $0.03 per share of a return of capital.

  The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quantitative Small Cap, Quantitative Mid Cap, Quantitative Growth and Income, Quantitative Interna-tional Equity, and Quantitative Emerging Markets. Quantitative Small Cap, Quantitative Mid Cap and Quantitative Emerging Markets were formerly known as Quantitative Numeric, Quantitative Numeric II, and Quantitative Foreign Fron-tier respectively.

The Quantitative Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller ($1 billion or less) market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quantitative Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium ($1 billion to $5 billion) market capitalizations.

The Quantitative Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying divi-dends.

The Quantitative International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securi-ties. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quantitative Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

Holders of Institutional Shares bear no portion of the 12b-1 Plan expense of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. Ordinary Shares are sold subject to a 12b-1 Plan and, for Small Cap, Growth and Income, International Equity and Emerging Markets, a deferred sales charge. Prior to August 1, 1996, Ordinary Shares of Mid Cap were sold subject to the deferred sales charge.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the mean between the last reported bid and asked price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign cur-rencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith us-ing procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Options.

Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed,
--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued

the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Pur-chased options and the liability related to premiums received on written op-tions are valued based upon their quoted daily settlement price.

Option Contracts Written.

The number of contracts and premium amounts associated with call option con-tracts written by Growth and Income for the year ended March 31, 1998 were as follows:

                    Number of Premium
                    Contracts Amount
Balance at 3/31/97     --         --
Opened                 390     94,411
Closed or expired     (390)   (94,411)
Exercised              --         --
                      ----    -------
Balance at 3/31/98     --         --

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference be-tween the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are in-cluded with the net realized and unrealized gain or loss on investments.

Restricted Securities.

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transac-tions exempt from registration or to the public if the securities are regis-tered. One type of exempt transaction is a sale to certain qualified institu-tional buyers under Rule 144A of the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, re-stricted securities amounted to $75,385 or 0% of net assets of International Equity; $999,971 or 10% of net assets of Emerging Markets; and $0 for each of Small Cap, Mid Cap, and Growth and Income.

Unamortized Organization Expenses.

Costs incurred with Small Cap's organization and registration were amortized over the period of benefit, not exceeding 60 months. All costs are now fully amortized.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and
   Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio ad-visors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap, and International Equity; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the management agreement, the Manager has agreed to reduce its compensa-tion with respect to Small Cap, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed
2% of average net asset value for any fiscal year. The Manager has also volun-tarily agreed to waive fees or assume certain operating expenses of Mid Cap and Emerging Markets in order to reduce the total expenses of these Funds to no more than 1.65% and 2.45%, respectively, of their average net assets. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also agreed to assume expenses of any of these Funds if necessary in order to reduce their total expenses to no more than 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs as-sociated with international securities. Expenses are calculated gross of cus-tody credits, if applicable.
--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued


For the year ended March 31, 1998, the fees waived or expenses reimbursed by the Manager amounted to $40,002, $34,313, and $351 for Small Cap, Mid Cap, and International Equity respectively. The aggregate management fees, net of fees waived or reimbursed by the Manager amounted to $1,583,285.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), State Street Bank and Trust Company (Growth and Income), and Inde-pendence International Associates, Inc. (International Equity, Emerging Mar-kets).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advi-sors of the Funds are as follows: Small Cap and International Equity Funds-- 0.50% of average daily total net assets; Mid Cap and Emerging Markets Funds-- 0.40% of average daily total net assets; and Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income, International Equity and Emerging Markets and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts was 0.50%. No fees are received by the Dis-tributor for Institutional Shares. For the year ended March 31, 1998, the Dis-tributor voluntarily agreed to waive its fees in part with respect to Mid Cap, which amounted to $8,737. During the year ended March 31, 1998, the aggregate fees, net of fees waived by the Distributor, paid by the Funds pursuant to such distribution plan amounted to $809,684. A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, International Equity and Emerging Markets is withheld from the re-demption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of In-stitutional Shares, and certain other transactions. The Funds have been ad-vised that during the year ended March 31, 1998, such fees earned by the Dis-tributor were $207,769.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the year ended March 31, 1998, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $261,691. For the year ended March 31, 1998, the Transfer Agent voluntarily agreed to waive its fees in part with respect to Mid Cap which amounted to $5,868.

State Street Bank and Trust Company ("State Street") maintained the Funds' ac-counting records and provided custodial services through January 20, 1998. Ef-fective January 21, 1998, custody and fund accounting services are provided by Investors Fiduciary Trust Company ("IFTC"), a wholly owned subsidiary of State Street. Custody credits generated by interest earned on uninvested cash bal-ances maintained by the Funds are used to offset custodial expenses of the Funds.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

International Equity and Emerging Markets utilized $103,200 and $261,255, re-spectively, of capital loss carryovers during the fiscal year ended March 31, 1998.

At March 31, 1998, Emerging Markets had a capital loss carryover amounting to $25,743 which will expire on March 31, 2005 and a post October loss deferral amounting to $2,423,421. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by Emerging Markets for gains realized and not distributed.

5. Purchases and Sales.

During the year ended March 31, 1998, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap,
Mid Cap, Growth and
--------------------------------------------------------------------------------

                              [LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued

Income, International Equity and Emerging Markets were $93,201,740, $17,394,360, $41,721,679, $19,436,601, and $5,677,003 respectively. Sales of such securities for the Funds were $106,216,004, $15,053,824, $39,983,114,
$18,621,988, and $5,124,054 respectively. Purchases and sales of U.S. Govern-ment obligations were $5,294,577 and $5,300,000 respectively for Emerging Mar-kets.

6. Securities Loans.

As of March 31, 1998, International Equity loaned common stocks having a value of $4,024,948 and received cash collateral of $4,198,112 for these loans.

Security lending income of $19,447 collected by State Street and IFTC was re-corded in interest income on the Statement of Operations.

7. Reclassifications.

For the year ended March 31, 1998, certain reclassification adjustments were made between undistributed/ (overdistributed) net investment income, accumu-lated net realized gain/(loss), and shares of beneficial interest due to dif-ferences between book and tax accounting, primarily due to current year net operating losses for Small Cap, Mid Cap, Emerging Markets; passive foreign in-vestment company holdings for International Equity and Emerging Markets; and foreign currency translation for International Equity and Emerging Markets. Such reclassifications were as follows:

                                          Increase/(Decrease)
                      Increase/(Decrease)   Undistributed/    Increase/(Decrease)
                           Shares of       (Overdistributed)      Accumulated
                          Beneficial        Net Investment       Net Realized
                           Interest          Income/(Loss)        Gain/(Loss)
Small Cap                  1,266,089            918,516           (2,184,605)
Mid Cap                           20             50,624              (50,644)
International Equity            (144)          (455,912)             456,056
Emerging Markets              (5,195)            71,973              (66,778)

8. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insur-ance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrev-ocable letter of credit.

9. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                            5% or Greater Shareholders
                            ------------------------------
                                                 % of
Fund                          Number          Fund Held
Small Cap Inst.                 5                66%
Mid Cap Ord.                    2                22%
Mid Cap Inst.                   4                75%
Growth and Income Inst.         4                81%
International Equity Inst.      1                91%
Emerging Markets Inst.          2                97%

10. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may in-volve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
--------------------------------------------------------------------------------

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
NOTES TO FINANCIAL STATEMENTS--Continued

11. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                Year Ended               Year Ended
                              March 31, 1998           March 31, 1997
                           ----------------------  ------------------------
                            Shares     Dollars       Shares      Dollars
SMALL CAP
ORDINARY SHARES:
Shares sold                 356,461  $  6,027,298     351,818  $  6,317,030
Shares issued in
 reinvestment of
 distributions              550,052     8,762,319     924,424    16,907,849
Shares redeemed            (947,877)  (15,988,184) (1,264,403)  (22,735,475)
                           --------  ------------  ----------  ------------
Net change                  (41,364) $ (1,198,567)     11,839  $    489,404
                           --------  ------------  ----------  ------------
INSTITUTIONAL SHARES:
Shares sold                  76,347  $  1,343,153     321,340  $  5,965,533
Shares issued in
 reinvestment of
 distributions               34,000       558,954     213,876     4,116,247
Shares redeemed            (360,913)   (6,164,447) (2,157,817)  (38,785,621)
                           --------  ------------  ----------  ------------
Net change                 (250,566) $ (4,262,340) (1,622,601) $(28,703,841)
                           --------  ------------  ----------  ------------
TOTAL NET CHANGE FOR FUND            $ (5,460,907)             $(28,214,437)
                                     ------------              ------------
MID CAP
ORDINARY SHARES:
Shares sold                 323,072  $  4,936,609     283,463  $  4,013,410
Shares issued in
 reinvestment of
 distributions              153,778     2,265,150      76,221     1,064,046
Shares redeemed            (161,738)   (2,497,310)   (166,383)   (2,323,633)
                           --------  ------------  ----------  ------------
Net change                  315,112  $  4,704,449     193,301  $  2,753,823
                           --------  ------------  ----------  ------------
INSTITUTIONAL SHARES:
Shares sold                  24,031  $    362,791      96,506  $  1,350,989
Shares issued in
 reinvestment of
 distributions                8,065       120,011       2,350        33,070
Shares redeemed              (8,069)     (125,877)   (422,182)   (6,069,111)
                           --------  ------------  ----------  ------------
Net change                   24,027  $    356,925    (323,326) $ (4,685,052)
                           --------  ------------  ----------  ------------
TOTAL NET CHANGE FOR FUND            $  5,061,374              $ (1,931,229)
                                     ------------              ------------
GROWTH AND INCOME
ORDINARY SHARES:
Shares sold                 411,100  $  7,998,681     138,045  $  2,136,905
Shares issued in
 reinvestment of
 distributions              253,654     4,723,028     293,065     4,442,864
Shares redeemed            (322,168)   (6,086,768)   (427,154)   (6,602,373)
                           --------  ------------  ----------  ------------
Net change                  342,586  $  6,634,941       3,956  $    (22,604)
                           --------  ------------  ----------  ------------
INSTITUTIONAL SHARES:
Shares sold                  85,691  $  1,602,542       9,058  $    137,464
Shares issued in
 reinvestment of
 distributions               10,834       201,396      17,093       258,962
Shares redeemed             (18,462)     (329,016)    (55,068)     (865,268)
                           --------  ------------  ----------  ------------
Net change                   78,063  $  1,474,922     (28,917) $   (468,842)
                           --------  ------------  ----------  ------------
TOTAL NET CHANGE FOR FUND            $  8,109,863              $   (491,446)
                                     ------------              ------------

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NOTES TO FINANCIAL STATEMENTS--Continued

                                       Year Ended             Year Ended
                                     March 31, 1998         March 31, 1997
                                  ---------------------  ---------------------
                                   Shares     Dollars     Shares     Dollars
INTERNATIONAL EQUITY
ORDINARY SHARES:
Shares sold                        465,824  $ 5,430,040   288,056  $ 3,128,420
Shares issued in reinvestment of
 distributions                     102,951    1,093,343    16,596      182,722
Shares redeemed                   (365,138)  (4,141,960) (380,548)  (4,118,431)
                                  --------  -----------  --------  -----------
Net change                         203,637  $ 2,381,423   (75,896) $  (807,289)
                                  --------  -----------  --------  -----------
INSTITUTIONAL SHARES:
Shares sold                          5,215  $    55,388    46,087  $   502,388
Shares issued in reinvestment of
 distributions                       7,592       80,395     1,099       12,144
Shares redeemed                    (26,843)    (308,828)   (4,216)     (45,934)
                                  --------  -----------  --------  -----------
Net change                         (14,036) $  (173,045)   42,970  $   468,598
                                  --------  -----------  --------  -----------
Total net change for fund                   $ 2,208,378            $  (338,691)
                                            -----------            -----------
EMERGING MARKETS
ORDINARY SHARES:
Shares sold                        308,029  $ 2,634,998   269,187  $ 2,347,110
Shares issued in reinvestment of
 distributions                         --           --        --             -
Shares redeemed                   (195,299)  (1,708,550) (104,973)    (898,041)
                                  --------  -----------  --------  -----------
Net change                         112,730  $   926,448   164,214  $ 1,449,069
                                  --------  -----------  --------  -----------
INSTITUTIONAL SHARES:
Shares sold                          2,349  $    17,973   131,870  $ 1,140,389
Shares issued in reinvestment of
 distributions                         --           --         14          116
Shares redeemed                     (4,047)     (28,360)   (1,132)     (10,110)
                                  --------  -----------  --------  -----------
Net change                          (1,698) $   (10,387)  130,752  $ 1,130,395
                                  --------  -----------  --------  -----------
NET CHANGE FOR FUND                         $   916,061            $ 2,579,464
                                            -----------            -----------

12. Subsequent Events.

In April 1998, the Board of Trustees approved a proposal to change the names of certain of the Funds as follows: Quantitative Numeric Fund to Quantitative Small Cap Fund, Quantitative Numeric II Fund to Quantitative Mid Cap Fund, and Quantitative Foreign Frontier Fund to Quantitative Emerging Markets Fund.

Tax Information Notice (unaudited).

For the fiscal year ended March 31, 1998, the Quantitative Small Cap Fund dis-tributed $1,769,788 of long term capital gain dividends (28% gain).
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[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Quantitative Small Cap Fund (formerly Quantitative Numeric Fund), Quantitative Mid Cap Fund (formerly Quantitative Numeric II Fund), Quantitative Growth and Income Fund, Quantita-tive International Equity Fund and Quantitative Emerging Markets Fund (for-merly Quantitative Foreign Frontier Fund) hereafter referred to as the "Funds") at March 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting prin-ciples. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Funds' man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custo-dian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, MA
May 5, 1998
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                                                                             35

[LOGO OF QUANTITATIVE GROUP OF FUNDS APPEARS HERE]

QUANTITATIVE

   GROUP of FUNDS

55 Old Bedford Road

   Lincoln, MA 01773

voice 800/331-1244

   fax 781/259-1166

www.quantfunds.com